                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ]     Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                         SCUDDER AGGRESSIVE GROWTH FUND
                             SCUDDER BLUE CHIP FUND
                           SCUDDER DYNAMIC GROWTH FUND
                           SCUDDER FLOATING RATE FUND
                      SCUDDER FOCUS VALUE PLUS GROWTH FUND
                               SCUDDER GROWTH FUND
                            SCUDDER HIGH YIELD SERIES
                             SCUDDER INVESTORS TRUST
                               SCUDDER PORTFOLIOS
                      SCUDDER STATE TAX-FREE INCOME SERIES
                          SCUDDER STRATEGIC INCOME FUND
                               SCUDDER TARGET FUND
                             SCUDDER TECHNOLOGY FUND
                            SCUDDER TOTAL RETURN FUND
                     SCUDDER U.S. GOVERNMENT SECURITIES FUND

               (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:


(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:


(5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


(2)  Form, Schedule or Registration Statement no.:


(3)  Filing Party:


(4)  Date Filed:

[LOGO] Scudder
Investments

important news

FOR SCUDDER FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

--------------------------------------
                                                                            Q&A
Q What is happening?

A On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Fund's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name. Your Fund will continue to be branded and marketed as a "Scudder" fund.

As a result of the sale of Scudder to Deutsche Bank, your Fund's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Fund, the Fund's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Fund, as well as, if you are a shareholder of Scudder Focus Value+Growth Fund, Scudder Strategic Income Fund or Scudder Worldwide 2004 Fund, a new sub-advisory agreement. The Board members of your Fund, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment


--------------------------------------------------------------------------------
                                                              February 21, 2002

Q&A continued

--------------------------------------------------------------------------------

management agreement for your Fund and each other proposal applicable to your Fund.

Q Why am I being asked to vote on the proposed new investment management agreement?

A The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Fund, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Fund in order for Scudder to continue serving as your Fund's investment manager.

Q What will happen if shareholders do not approve the new investment management agreement?

A If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Fund's Board will take such action as it deems to be in the best interests of your Fund, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Additional Information."

Q How will the Transaction with Deutsche Bank affect me as a Fund shareholder?

A Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the same Fund, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Fund's investment management agreement will still be with Scudder, except that Scudder will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.


--------------------------------------------------------------------------------
                                               (continued on inside back cover)

                                                              February 21, 2002

Dear Shareholder:

   The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

   The following important facts about the Transaction are outlined below:

  . The Transaction will have no effect on the number of shares you own or the value of those shares.

  . The investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect, except that the rate paid by Scudder S&P 500 Stock Fund will be lower following the Transaction.

  . Your Fund's investment management agreement will still be with Scudder, and, except as noted below, the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement. Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund. Under the new investment management agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

  . The members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

   You are also being asked to approve certain other matters that have been set forth in the Notice of Special Meetings of Shareholders.

   Please take the time to read the enclosed materials.

   The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

   To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card(s). Because all of the funds for which Scudder acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

   Your vote is very important to us. If we do not hear from you by March 1, 2002, our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.

Respectfully,

/s/ MARK S. CASADY
Mark S. Casady
President

                        SCUDDER AGGRESSIVE GROWTH FUND
                            SCUDDER BLUE CHIP FUND
                    SCUDDER CALIFORNIA TAX-FREE INCOME FUND
                          SCUDDER CASH RESERVES FUND
                          SCUDDER DYNAMIC GROWTH FUND
                          SCUDDER FLOATING RATE FUND
                     SCUDDER FLORIDA TAX-FREE INCOME FUND
                           SCUDDER FOCUS GROWTH FUND
                        SCUDDER FOCUS VALUE+GROWTH FUND
                              SCUDDER GROWTH FUND
                            SCUDDER HIGH-YIELD FUND
                     SCUDDER NEW YORK TAX-FREE INCOME FUND
                             SCUDDER RESEARCH FUND
                      SCUDDER RETIREMENT FUND--SERIES IV
                       SCUDDER RETIREMENT FUND--SERIES V
                      SCUDDER RETIREMENT FUND--SERIES VI
                      SCUDDER RETIREMENT FUND--SERIES VII
                          SCUDDER S&P 500 STOCK FUND
                         SCUDDER STRATEGIC INCOME FUND
                           SCUDDER TARGET 2010 FUND
                           SCUDDER TARGET 2011 FUND
                           SCUDDER TARGET 2012 FUND
                (formerly Scudder Retirement Fund--Series III)
                            SCUDDER TECHNOLOGY FUND
                           SCUDDER TOTAL RETURN FUND
                    SCUDDER U.S. GOVERNMENT SECURITIES FUND
                          SCUDDER WORLDWIDE 2004 FUND

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

   Please take notice that Special Meetings of Shareholders (each, a "Meeting") of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"), will be held jointly at the offices of Zurich Scudder Investments, Inc., 13/th/ Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meetings:

Proposal 1:For each Fund, to approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.;

Proposal 2:(For shareholders of Scudder Focus Value+Growth Fund only) to approve a new sub-advisory agreement between the Fund's investment manager and Jennison Associates LLC;

Proposal 3:(For shareholders of Scudder Focus Value+Growth Fund only) to approve a sub-advisory agreement between the Fund's investment manager and Dreman Value Management, L.L.C.; and

Proposal 4:(For shareholders of Scudder Strategic Income Fund and Scudder
           Worldwide 2004 Fund only) to approve a sub-advisory agreement for each Fund between the Fund's investment manager and Deutsche Asset Management Investment Services Limited.

   The Board of each Fund unanimously recommends that shareholders vote FOR all applicable Proposals.

   The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

   Holders of record of shares of each Fund at the close of business on February 8, 2002 are entitled to vote at a Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

   In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                        By Order of the Boards,
                                                              /s/ JOHN MILLETTE
                                                                  John Millette
                                                                      Secretary

February 21, 2002


 IMPORTANT - We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                                                              February 21, 2002

                        SCUDDER AGGRESSIVE GROWTH FUND
                            SCUDDER BLUE CHIP FUND
                    SCUDDER CALIFORNIA TAX-FREE INCOME FUND
                          SCUDDER CASH RESERVES FUND
                          SCUDDER DYNAMIC GROWTH FUND
                          SCUDDER FLOATING RATE FUND
                     SCUDDER FLORIDA TAX-FREE INCOME FUND
                           SCUDDER FOCUS GROWTH FUND
                        SCUDDER FOCUS VALUE+GROWTH FUND
                              SCUDDER GROWTH FUND
                            SCUDDER HIGH-YIELD FUND
                     SCUDDER NEW YORK TAX-FREE INCOME FUND
                             SCUDDER RESEARCH FUND
                      SCUDDER RETIREMENT FUND--SERIES IV
                       SCUDDER RETIREMENT FUND--SERIES V
                      SCUDDER RETIREMENT FUND--SERIES VI
                      SCUDDER RETIREMENT FUND--SERIES VII
                          SCUDDER S&P 500 STOCK FUND
                         SCUDDER STRATEGIC INCOME FUND
                           SCUDDER TARGET 2010 FUND
                           SCUDDER TARGET 2011 FUND
                           SCUDDER TARGET 2012 FUND
                (formerly Scudder Retirement Fund--Series III)
                            SCUDDER TECHNOLOGY FUND
                           SCUDDER TOTAL RETURN FUND
                    SCUDDER U.S. GOVERNMENT SECURITIES FUND
                          SCUDDER WORLDWIDE 2004 FUND

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                             JOINT PROXY STATEMENT

                                    General

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of each of which are referred to as the "Trustees" of the relevant Board) of each of the trusts listed on Appendix 1 hereto (each trust is referred to as a "Trust" and, collectively, the "Trusts"). These proxies will be used at the Special Meeting of Shareholders of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"). These meetings are to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("Scudder" or the "Investment Manager"), 13/th/ Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (each, a "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meetings. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about February 21, 2002 or as soon as practicable thereafter.

   Proposal 1 relates to the approval of a new investment management agreement for each Fund, Proposal 2 is only relevant to shareholders of Scudder Focus Value+Growth

Fund and relates to the approval of a new sub-advisory agreement with Jennison Associates LLC, Proposal 3 is only relevant to shareholders of Scudder Focus Value+Growth Fund and relates to the approval of a sub-advisory agreement with Dreman Value Management, L.L.C., and Proposal 4 is only relevant to shareholders of Scudder Strategic Income Fund and Scudder Worldwide 2004 Fund and relates to the approval of a sub-advisory agreement for each of those two Funds with Deutsche Asset Management Investment Services Limited. As discussed below, shareholder approval of the Proposals will have no effect upon the investment management fee rates currently in effect, except that the rate paid by Scudder S&P 500 Stock Fund will be lower following the transaction described below under "Information Concerning the Transaction and Deutsche Bank."

   The Board of each Fund unanimously recommends that shareholders vote FOR all applicable Proposals. The vote required to approve these Proposals is described below under "Additional Information."

   In the descriptions of the Proposals below, for simplicity, actions are described as being taken by a Fund that is a series of a Trust, although all actions are actually taken by the respective Trust on behalf of the applicable Fund.

   Each Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Fund and a copy of any more recent semi-annual report, without charge, by calling (800) 791-9780 or writing the Fund, c/o Zurich Scudder Investments, Inc., at the address shown at the beginning of this Proxy Statement.

   The following table identifies the Funds entitled to vote on each Proposal.

                                                            Scudder Strategic Income
                                            Scudder Focus       Fund and Scudder
          Proposal            All Funds   Value+Growth Fund   Worldwide 2004 Fund
          --------           ------------ ----------------- ------------------------
1. To approve a new          (check mark)
  investment management
  agreement for the Fund
  with Scudder.
2. To approve a new sub-                    (check mark)
  advisory agreement
  between the Fund's
  investment manager and
  Jennison Associates LLC.
3. To approve a sub-advisory                (check mark)
  agreement between the
  Fund's investment manager
  and Dreman Value
  Management, L.L.C.
4. To approve a sub-advisory                                      (check mark)
  agreement for the Fund
  between the Fund's
  investment manager and
  Deutsche Asset
  Management Investment
  Services Limited.

                          Proposal 1: Approval of New
                        Investment Management Agreement

Introduction

   Scudder acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder (each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion in assets in open- and closed-end investment company assets managed in the United States.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements" and, together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder is being proposed for approval by shareholders of each Fund. The form of New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, under the New Investment Management Agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisors. See "Differences Between the Current and New Investment Management Agreements." The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreements" below.

   In the event that the Transaction does not, for any reason, occur, each Current Investment Management Agreement will continue in effect in accordance with its terms.

   The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Trusts by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

   On February 4, 2002, the Board of each Trust, including each Trustee who is not an "interested person" (an "Interested Person") of the Investment Manager, Deutsche Bank or the Trust within the meaning of the 1940 Act (each is referred to as a "Non-interested Trustee"), voted unanimously to approve the New Investment Management Agreements and to recommend their approval to shareholders.

   For information about the Boards' deliberations and the reasons for their recommendation, please see "Board Considerations" below.

   The Board of each Trust unanimously recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for that Fund.

Information Concerning the Transaction and Deutsche Bank

 Description of the Transaction

   On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (Americas) Inc. and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

   The Transaction will take place in three steps:

   . First, in a merger pursuant to a separate Merger Agreement, the Zurich
     Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

   . Second, Scudder will transfer its ownership interest in Threadneedle
     Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

   . Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

   In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank."

   As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If a New Investment Management Agreement is not approved by a Fund's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board of the affected Fund would make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of that Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder.

   The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Funds, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of 2002.

   Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

   Appendix 2 provides information regarding Scudder's current business, including its stockholders, directors and officers.

 Deutsche Bank

   Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies, which in the aggregate had $53 billion in assets as of December 31, 2001.

   Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its subsidiaries that has a contractual relationship with the Funds which, following the Transaction, will include Scudder.

   As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

   Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Board Considerations

   On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving its majority owned subsidiary, Scudder. Over the course of the following months, the Non-interested Trustees met numerous times by themselves, with their legal counsel and with senior Scudder and Zurich Financial personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions and the potential benefits and risks to the Funds and other funds managed by Scudder and their shareholders from a strategic transaction. The Non-interested Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Scudder. These basic principles were communicated to Scudder and were intended to be shared with any potential strategic partner.

   On September 23, 2001, Zurich Financial and Deutsche Bank entered into a "heads of agreement" whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's U.K. operations) from Zurich Financial. At a meeting on September 24, 2001, the Trustees met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank and Scudder's views on the proposed acquisition.

   As part of their due diligence, the Non-interested Trustees separately discussed items they wanted to raise with Deutsche Bank and Scudder in connection with the proposed transaction and directed their counsel to create lists of issues for discussion, which were provided to Scudder and Deutsche Bank. In addition, the Non-interested Trustees engaged various consultants to help them evaluate the proposed transaction.

   On October 9, 2001, the Non-interested Trustees met with the chief executive officer of Deutsche Asset Management to discuss the proposed acquisition of Scudder, Deutsche Bank's strategic views of the mutual fund business and Deutsche Bank's proposed strategy for managing the Funds and other funds managed by Scudder.

   On December 3, 2001, Zurich Financial and Deutsche Bank signed a definitive agreement finalizing Deutsche Bank's agreement to acquire Scudder in accordance with the "heads of agreement." Thereafter, on many occasions, the Non-interested Trustees were given extensive information about the Transaction, and Scudder and Deutsche Bank responded to numerous issues and questions raised by the Non-interested

Trustees. The Non-interested Trustees met many times between December 3, 2001 and February 4, 2002 with legal counsel to discuss the Transaction and Deutsche Bank's and Scudder's responses to their issues lists and questions. They carefully reviewed the materials presented by Deutsche Bank and Scudder and met with many senior Deutsche Bank and Scudder personnel, including a meeting on January 14, 2002 with certain members of the Group Executive Committee of Deutsche Bank.

   Throughout the process, the Non-interested Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. As a result of their review and consideration of the Transaction and the proposed New Investment Management Agreements, at a meeting on February 4, 2002, the Board of each Trust voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders of each Fund for their approval.

   In connection with its review, each Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Funds. Each Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. Each Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies. Deutsche Bank represented that although it expects to achieve significant savings over the combined stand-alone expense bases for the Deutsche Asset Management and Scudder organizations, it will be able to spend more than Scudder spent independently, and that Deutsche Bank's expense savings could be achieved without adversely affecting the Funds.

   In responding to the Non-interested Trustees' inquiries, Deutsche Bank identified as one of its main goals the maximization of value for the Funds' shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios.

   Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and Scudder. The Non-interested Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. He informed the Trustees that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. He said that all investment personnel for the combined organization, with some exceptions for specialized fixed-income and international equity products, will be located in New York.

   Each Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. Each Board also considered that, for a number of funds managed by Scudder, Deutsche Bank intended to change the fund's portfolio managers after consummation of the Transaction. See Appendix 3 for a list of proposed portfolio manager changes affecting the Funds. Each Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. Each Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates.

   Each Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration. Each Board noted that Deutsche Bank represented that it expected the management teams and personnel currently providing these services to the Funds, and the systems currently used by them to support these functions, to remain largely in place.

   In connection with its deliberations, each Board obtained certain assurances from Deutsche Bank, including the following:

   . Deutsche Bank has provided each Board with such information as is reasonably necessary to evaluate the New Investment Management Agreements.

   . Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

   . The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

   . Deutsche Bank is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.

   . In order to retain and attract key personnel, Deutsche Bank intends to maintain overall compensation and performance incentive policies and practices at market levels or better.

   . Deutsche Bank intends to maintain the distinct brand quality of the funds managed by Scudder and is committed to strengthening and enhancing the brand and the intermediary distribution channels.

   . Deutsche Bank will promptly advise each Board of decisions materially affecting the Deutsche Bank organization as they relate to the Funds. Deutsche Bank has represented to each Board that neither this, nor any of the other above commitments, will be altered by Deutsche Bank without the Board's prior consideration.

   Deutsche Bank and Zurich Financial each assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board of each Fund is in compliance with this provision of Section 15(f). Upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Person of each Trust, will resign from each Board and that a senior executive of Deutsche Bank will be appointed by the Board of each Fund to fill the vacancy created by Ms. Coughlin's resignation. In addition, after careful review and consideration, the Non-interested Trustees of each Board determined that it would be in the best interests of the Fund to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. Deutsche Bank believes, and the Board members of each Fund agreed, that these changes in the Board composition will facilitate the integration of Scudder into Deutsche Asset Management by providing perspective and insight relating to experience working with the Deutsche Bank organization. The Nominating and Governance Committee intends to consider a number of candidates and, as a result, the Non-interested Trustees expect to appoint an additional Board member from those candidates who currently act as non-interested board members of funds managed by Deutsche Asset Management. If reconstituted as proposed, the Board of each Fund will continue to be in compliance with Section 15(f).

   To meet the second condition of Section 15(f), an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

   Deutsche Bank and Zurich Financial are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds' shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees. In addition, because it is possible that the Board of each Fund may hold a series of special Board meetings following the closing of the Transaction in order to facilitate the integration of the management of the Funds into Deutsche Asset Management, Scudder has undertaken to waive or reimburse each Fund a portion of its management fee payable during the first year following the closing of the Transaction to ensure that the expenses associated with such meetings would not be borne by the Funds. Furthermore, Deutsche Bank has agreed to indemnify each Fund and the Non-interested Trustees from and against any liability and expenses based upon any misstatements and omissions by Deutsche Bank to the Non-interested Trustees in connection with their consideration of the Transaction.

   Each Board noted that, in previously approving the continuation of the Current Investment Management Agreements, the Board had considered numerous factors, including the nature and quality of services provided by Scudder; investment performance, both of the Funds themselves and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and relative peer groups; Scudder's profitability from managing the Funds; fall-out benefits to Scudder from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Scudder; and the potential benefits to Scudder, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

   In addition, in considering whether to approve the New Investment Management Agreement for each Fund (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for each Fund except as described below under "Differences Between the Current and New Investment Management Agreements"), each Board considered the potential benefit to the Funds of providing the Investment Manager more flexibility in structuring portfolio management services for each Fund. Each Board recognized that it may be beneficial to the Funds to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible by law, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Funds would require the prior approval of a majority of the members of a Fund's Board, including a majority of the Non-interested Trustees; and (ii) the management expenses incurred by the Funds would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Investment Management Agreements because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Funds. Scudder will retain full responsibility for the actions of any such sub-adviser or delegates.

   As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at a meeting on February 4, 2002, the Board of each Fund, including the Non-interested Trustees of each Fund, voted unanimously to approve the New Investment Management Agreements and to recommend them to the Funds' shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, serves as the transfer agent and dividend-paying agent for certain of the Funds and the sub-transfer agent for Class S shares of each Fund (to the extent a Fund offers such shares). SISC also serves as shareholder servicing agent for certain of the Funds. Scudder Service Corp. ("SSC"), an affiliate of Scudder, serves as the transfer agent for Class S shares of each Fund (to the extent a Fund offers such shares). Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, provides information and administrative services for Class A, B and C shareholders of each Fund. SDI is also the principal underwriter and distributor of each Fund's Class A, B, C and I shares (to the extent a Fund offers such shares) and acts as agent of each Fund in the sale of such shares. For the Class B shares and Class C shares of each Fund (to the extent a Fund offers such shares), SDI receives a Rule 12b-1 distribution fee of 0.75%, and, for the Class A shares, Class B shares and Class C shares, a shareholder services fee of up to 0.25%, of average daily net assets of each such class. Scudder Investor Services, Inc. ("SISI"), Two International Place, Boston, Massachusetts 02110-4103, an affiliate of Scudder, is the principal underwriter and distributor of each Fund's Class S shares (to the extent a Fund offers such shares) and provides administrative services for certain of the Funds. Appendix 4 sets forth for each Fund the fees paid to SFAC, SISC, SSC, SDI and SISI during the last fiscal year of each Fund.

   SFAC, SISC and SSC will continue to provide fund accounting, transfer agency and shareholder services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved. In addition, in light of the fact that the agreements with SDI and SISI will, by their terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Boards unanimously approved the continuation of these agreements following the closing of the Transaction. As such, SDI and SISI will continue to provide administrative, underwriting and distribution services under the current arrangements if the New Investment Management Agreements are approved. All expenses related to the provision of these services to the Funds (except for Scudder Cash Reserves Fund), with the exception of the Rule 12b-1 distribution fee and shareholder services fee paid by the Funds to SDI as described above, are currently paid for by Scudder in exchange for a unitary administrative fee, as described below.

   Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to any of the Funds. (See Appendix 5 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

Brokerage Commissions on Portfolio Transactions

   Scudder places orders for portfolio transactions on behalf of the Funds with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder may consider sales of shares of the Funds and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, Scudder's trading system and related brokerage policies may, in part or in whole, be conformed to those of Deutsche Bank. Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and levels of portfolio transactions/placements with particular brokers will materially differ from those of Scudder in the past.

Description of the Current Investment Management Agreements

   General. Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees may determine.

   Investment Manager's Responsibilities. Each Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end/1/ investment company including, but not limited to, preparing reports to and meeting materials for each Trust's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax return pursuant to
Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Trust, as it may reasonably request, in the conduct of each applicable Fund's business, subject to the direction and control of each Trust's Board.
--------
(1) Scudder Floating Rate Fund is a closed-end investment company that is continuously offered.

   Fund Expenses. Under each Current Investment Management Agreement, each Fund is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; the fees and expenses of each Funds' accounting agent for which each of the Funds is responsible pursuant to the applicable Fund Accounting Services Agreement; and the fees and expenses of each Fund's custodians, subcustodians, dividend disbursing agents and registrars./2/ Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

   Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Trust (including each Fund's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may be duly elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Trust who are directors, officers or employees of the Investment Manager. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by a Trust to any of its officers or Trustees who were affiliated with the Investment Manager.
--------
(2) Certain expenses of most Funds are currently being borne by Scudder pursuant to an administrative services agreement between Scudder and those Funds. In turn, those Funds pay an annual administrative services fee to Scudder, as described in Appendix 6.

   Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in Appendix 5.

   Liability of the Investment Manager. Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

   Termination of the Agreement. Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. In addition, each Current Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Investment Management Agreements

   The date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was approved by the Trustees of each Fund and the termination date (unless continued) of each New Investment Management Agreement was last continued is included in Appendix 7.

The New Investment Management Agreements

   The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur early in the second quarter of 2002. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the corresponding Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of such Trust will take such action, if any, as it deems to be in the best interests of the Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

Differences Between the Current and New Investment Management Agreements

   The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, to the extent permissible by law, pursuant to each New Investment Management Agreement the Investment Manager would be authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Non-interested Trustees and the full Board. Shareholders of a Fund that are affected by any adjustment would receive prompt notice following approval by the Non-interested Trustees. The management fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser or delegates.

   The investment management fee rates paid by the Funds under the New Investment Management Agreements are the same as those currently in effect, except that the rate paid by Scudder S&P 500 Stock Fund will be lower following the Transaction. Currently, Scudder has entered into a sub-advisory agreement with Deutsche Asset Management with respect to Scudder S&P 500 Stock Fund. Following the Transaction, this arrangement will no longer be necessary, and consequently, the Non-interested Trustees requested and Scudder agreed to lower the investment management fee rate applicable to that Fund. Appendix 5 lists the investment management fee rate paid by Scudder S&P 500 Stock Fund under the New Investment Management Agreement.

The Trustees of each Trust unanimously recommend that shareholders of each Fund vote FOR the approval of a New Investment Management Agreement for that Fund.

      Proposal 2: Approval of a New Sub-Advisory Agreement with Jennison
        Associates LLC with Respect to Scudder Focus Value+Growth Fund

   Scudder has entered into a sub-advisory agreement (the "Current Sub-Advisory Agreement"), on behalf of Scudder Focus Value+Growth Fund ("Focus Fund"), with Jennison Associates LLC ("Jennison") pursuant to which Jennison furnishes information, investment recommendations, advice and assistance to Scudder. Scudder currently delegates day-to-day investment management of the growth segment of the Focus Fund's portfolio (approximately 50%) to Jennison.

   The Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to Focus Fund. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and Jennison (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of Focus Fund. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit C. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement. The material terms of the Current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreement" below. The description is qualified in its entirety by reference to Exhibit C.

   In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreement will continue in accordance with its terms, as more fully described below.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of Focus Fund.

   In considering whether to approve the New Sub-Advisory Agreement and recommend its approval to shareholders, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of Jennison; (ii) the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement which was reviewed and unanimously approved for renewal by the Board, including the Non-interested Trustees, on September 25, 2001; and (iii) the fees paid by the Investment Manager to Jennison will remain the same as under the Current Sub-Advisory Agreement, the Board did not conduct a special review on the operations of Jennison in approving the New Sub-Advisory Agreement.

   The Board unanimously recommends that shareholders vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreement

   Under the terms of the Current Sub-Advisory Agreement, Jennison provides subadvisory services relating to the management of those assets of Focus Fund that Scudder from time to time determines to assign to Jennison (the "Fund Account"), including developing, recommending and implementing an investment program and strategy for the Fund Account, providing research and analysis relative to the investment program and securities and other investments ("investments") of the Fund Account, determining which investments should be purchased, sold and loaned by the Fund Account, monitoring on a continuing basis the performance of the investments of the Fund Account and placing orders for the purchase and sale of investments for the Fund Account. Jennison is required to provide reports upon request on portfolio transactions and reports on assets held in the Fund Account and will also inform Scudder, the officers responsible for Focus Fund and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund Account.

   Pursuant to the Current Sub-Advisory Agreement, Jennison, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Current Sub-Advisory Agreement.

   Under the Current Sub-Advisory Agreement, Jennison receives a monthly fee based on a percentage of the combined average daily net assets of the Fund Account, calculated as the product of (a) the monthly fee (set forth in the next sentence) determined on the basis of the combined average daily net assets of the Fund Account and the fund account referred to in the Sub-Advisory Agreement made as of May 1, 2001 between Scudder and Jennison relating to the Scudder Focus Value+Growth Portfolio of Scudder Variable Series II (the "Scudder Variable Series II Fund Account"), and (b) the quotient of (i) average daily net assets of the Fund Account for the period in question divided by (ii) the combined average daily net assets of the Fund Account and the Scudder Variable Series II Fund Account for such period. The monthly fee is calculated daily and is at an annual rate of 0.45% of the first $100 million of average daily combined net assets of the Fund Account and the Scudder Variable Series II Fund Account; 0.40% of the next $400 million of such average daily net assets; 0.35% of the next $500 million of such average daily net assets; 0.30% of the next $1 billion of such average daily net assets; and 0.25% of such average daily net assets in excess of $2 billion. For the fiscal year ended November 30, 2001, the subadvisory fees paid by Scudder to Jennison for the Fund Account were $360,606, or, on an annualized basis, 0.45% of the average daily net assets of the Fund Account.

   The Current Sub-Advisory Agreement of Focus Fund is dated June 11, 2001 and would continue in effect until September 30, 2002 unless earlier terminated. The Current Sub-Advisory Agreement was last renewed by the Trustees on September 25, 2001 and was approved by the shareholders of Focus Fund on March 6, 2001.

   The Current Sub-Advisory Agreement provides that Jennison agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by Jennison of its responsibilities under the Current Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless Jennison against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Jennison may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of Focus Fund, or by Scudder or by Jennison upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the Current Sub-Advisory Agreement, as defined in the 1940 Act, or upon termination of the Current Investment Management Agreement applicable to Focus Fund. In addition, Scudder or the Trust may terminate the Current Sub-Advisory Agreement upon immediate notice if Jennison becomes statutorily disqualified from performing its duties under the Current Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

   The Current Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by the party against whom enforcement of the amendment is sought.

Differences Between the Current and New Sub-Advisory Agreements

   The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement.

Information about Jennison

   Jennison, located at 466 Lexington Avenue, New York, NY 10017, was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of December 31, 2001, Jennison managed approximately $62 billion on behalf of its clients, which primarily include registered investment companies and institutional accounts. Jennison's approach to growth stock investing is based on a bottom-up approach to individual stock selection (i.e., selecting stocks based on individual company research, rather than allocating by industry or sector).

   Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIM"), formerly known as Prudential Investment Corporation. PIM is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). The address for PIM is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. The address for PAMHCo and Prudential is 751 Broad Street, Newark, NJ 07102. Jennison may direct purchase and sale orders for portfolio securities to any broker-dealer, including Jennison's affiliates, to the extent and in the manner permitted by applicable law.

   The name and principal occupation of each of the directors and principal executive officers of Jennison is shown below. The address of each director and executive officer, as it relates to his or her duties with Jennison, is 466 Lexington Avenue, New York, NY 10017. The individuals primarily responsible for the day-to-day management of the Fund Account are Spiros "Sig" Segalas and Kathleen A. McCarragher.

   Michael A. Del Balso. Director and Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp.

   Mary-Jane Flaherty. Director since 2000. Managing Director, Strategic Initiatives, PIM, since 1998; prior to 1998, various positions to Chief Financial Officer, PIM, and various positions to Vice President, The Prudential Insurance Company of America ("PICA").

   John H. Hobbs. Chairman and Chief Executive Officer, Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

   Karen E. Kohler. Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer, Jennison, since 1998; prior to 1998, various positions to Senior Vice President and Chief Compliance Officer, Jennison Associates Capital Corp.

   Kathleen A. McCarragher. Director and Executive Vice President, Jennison, since 1998; prior to 1998, Managing Director, Weiss, Peck & Greer L.L.C.

   Philip N. Russo. Director since 2000. Vice President and Director, PIM, since 1999; prior to 1999, Vice President, PICA and Managing Director, Bankers Trust Company.

   Spiros "Sig" Segalas. Director, President and Chief Investment Officer, Jennison, since 1998; prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

   Victor Y. Sim.  Director since 2000. Vice President, PICA, since 1997.

   John R. Strangfeld. Director since 2000. Chief Executive Officer, Prudential Securities Incorporated, since 2000. Executive Vice President, PICA, since 1998. Various positions to Chairman, Chief Executive Officer and President, PIM since 1990. Chairman, Pricoa Capital Group, since 1989.

   Keven C. Uebelein. Director since 2000. Senior Managing Director, Mergers & Acquisitions, PIM, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, PICA.

   Bernard B. Winograd. Director since 2000. Chief Executive Officer, Prudential Real Estate Investors, since 1996; Senior Vice President and Director, PIM, since 1998; prior to 1996, Executive Vice President and Chief Financial Officer, The Taubman Company LLC.

   No Trustees or officers of Focus Fund are employees, officers, directors or shareholders of Jennison.

   The table below sets forth certain information with respect to other registered investment companies advised by Jennison that have investment objectives similar to the growth segment of the Focus Fund:

                                        Net Assets           Fee Rate (as a % of
              Fund               as of December 31, 2001* average daily net assets)
              ----               ------------------------ -------------------------

Prudential 20/20 Focus Fund            $389,031,750                 0.30% to $300 million
(Growth Segment)                                                    0.25% over $300 million

The Prudential Series Fund,            $39,903,937                  0.30% to $300 million
Inc.--20/20 Focus Portfolio                                         0.25% over $300 million
(Growth Segment)

Strategic Partners Opportunity         $121,363,092                 0.30% to $300 million
Funds--Strategic Partners                                           0.25% over $300 million
Focused Growth Fund (Jennison
Segment)

The Prudential Series Fund,             $5,204,504                  0.30% to $300 million
Inc.--SP Strategic Partners                                         0.25% over $300 million
Focused Growth Portfolio
(Jennison Segment)

Seasons Series Trust--Focus            $11,334,116                  0.40%
Growth Portfolio (Jennison
Segment)

SunAmerica Style Select Series,        $405,996,937                 0.40%
Inc.--Focused Growth Portfolio
(Jennison Segment)

Masters' Select Funds Trust--The       $100,088,374                 0.75% to $10 million
Masters' Select Equity Fund                                         0.50% next $30 million
(Jennison Segment)                                                  0.35% next $25 million
                                                                    0.25% next $335 million
                                                                    0.22% next $600 million
                                                                    0.20% over $1 billion

--------
* When Jennison serves as adviser to only a segment of a fund, the value of net assets reflects only those assets allocated to Jennison.

Brokerage Commissions on Portfolio Transactions

   Jennison places all orders for portfolio transactions of the Focus Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, Jennison may place such orders with brokers and dealers who provide market, statistical and other research information to the Focus Fund or Jennison. Jennison is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by Jennison.

   There were no brokerage commissions paid by the Focus Fund to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) of Jennison for the most recently completed fiscal year.

Required Vote

   Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of Focus Fund.

  The Trustees of Scudder Focus Value+Growth Fund unanimously recommend that shareholders of the Fund vote FOR the approval of the New Sub-Advisory
                                  Agreement.

Proposal 3: Approval of a Sub-Advisory Agreement with Dreman Value Management,
            L.L.C. with Respect to Scudder Focus Value+Growth Fund

   Scudder has proposed, and the Board of Trustees has approved, subject to shareholder approval, a Sub-Advisory Agreement between Scudder and Dreman Value Management, L.L.C. ("DVM"). Pursuant to a Current Investment Management Agreement dated September 7, 1998, Scudder currently acts as investment adviser to Scudder Focus Value+Growth Fund (the "Focus Fund"). Pursuant to a Sub-Advisory Agreement dated June 11, 2001, Jennison currently acts as sub-adviser with respect to a portion of Focus Fund's investment portfolio. As discussed in Proposal 2, it is proposed that the arrangement with Jennison continue. Scudder proposes to engage a second sub-adviser with respect to Focus Fund and to delegate day-to-day management of the value portion of Focus Fund's portfolio (approximately 50%) to DVM pursuant to the proposed Sub-Advisory Agreement between Scudder and DVM (the "DVM Sub-Advisory Agreement"). DVM is controlled by David N. Dreman ("Dreman"), who will be responsible for the management of the portion of assets allocated by Scudder to DVM. Section 15 of the 1940 Act requires that both shareholders of Focus Fund and Focus Fund's Board, including a majority of the Non-interested Trustees, approve the DVM Sub-Advisory Agreement. A description of the DVM Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D. Under the DVM Sub-Advisory Agreement, Scudder, and not Focus Fund, would pay DVM any fees due under the DVM Sub-Advisory Agreement. The investment management fee rate paid by the Fund will not change as a result of the proposal.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, of Focus Fund voted unanimously to approve the DVM Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of Focus Fund.

   In determining whether to approve the DVM Sub-Advisory Agreement and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by Scudder and DVM. In particular, the Board considered the prior investment performance of comparable accounts managed by DVM relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the portion of Focus Fund's assets allocated to DVM. The Board also considered the following factors: the financial strength and resources of DVM; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the historical nature and quality of services provided by Scudder; the proposed nature and quality of services provided by DVM to other funds managed by Scudder and the role of Dreman in the provision of those services; and DVM's relationship with Scudder and experience with other funds managed by Scudder.

   The Board also reviewed the terms of the DVM Sub-Advisory Agreement and its possible effects on Scudder, DVM, Focus Fund and Focus Fund's shareholders, including the change in net compensation to Scudder. The Board also considered that the investment management fees paid by Focus Fund would not increase as a result of the DVM Sub-Advisory Agreement.

Description of the DVM Sub-Advisory Agreement

   The DVM Sub-Advisory Agreement provides that DVM shall serve Scudder as investment counsel with respect to those assets of Focus Fund that Scudder determines to assign to DVM (the "DVM Fund Account") in accordance with the investment objectives, policies and limitations and subject to the supervision of Scudder and the Board. For its services provided pursuant to the DVM Sub-Advisory Agreement, DVM will receive a monthly fee at an annual rate of
0.40 of 1% of the first $250 million of the average daily net assets of the DVM Fund Account, 0.35 of 1% of the next $250 million of such average daily net assets, 0.3375 of 1% of the next $500 million of such average daily net assets, and 0.2875 of 1% of such average daily net assets over $1 billion. The sub-advisory fee is payable by Scudder, not Focus Fund.

   The DVM Sub-Advisory Agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by Focus Fund, the DVM Fund Account or Scudder in connection with the matters to which the DVM Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the DVM Sub-Advisory Agreement.

   Under the terms of the DVM Sub-Advisory Agreement, DVM may pay a broker-dealer a commission out of the DVM Fund Account for brokerage and research services provided by the broker-dealer that exceeds the commission another broker-dealer would have charged for effecting the same portfolio transaction. This arrangement is subject to policies approved by the Board and based upon a good faith determination by DVM that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or DVM's overall responsibilities with respect to the clients of DVM as to which DVM exercises investment discretion.

   The DVM Sub-Advisory Agreement provides that DVM agrees to indemnify and hold harmless Scudder and Focus Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Scudder or Focus Fund may become subject arising out of or based upon the breach by DVM of any provisions of the DVM Sub-Advisory Agreement or any wrongful action by DVM. Similarly, Scudder agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or based upon the breach by Scudder of any provisions of the DVM Sub-Advisory Agreement or the Investment Management Agreement between Scudder and Focus Fund, or any wrongful action by Scudder or its affiliates in the distribution of Focus Fund's shares, or any wrongful action by Focus Fund other than wrongful action that was caused by the breach by DVM of the provisions of the DVM Sub-Advisory Agreement.

   The DVM Sub-Advisory Agreement may be terminated at any time, without the payment by Focus Fund of any penalty, by the Board, by vote of a majority of the outstanding voting securities of Focus Fund, or by Scudder, in each case upon 60 days' written notice. The DVM Sub-Advisory Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act) or in the event of the termination of the Investment Management Agreement between Scudder and Focus Fund. Scudder also has the right to terminate the DVM Sub-Advisory Agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the DVM Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may terminate the DVM Sub-Advisory Agreement upon 90 days' written notice.

   If approved by Focus Fund shareholders, the DVM Sub-Advisory Agreement will commence as of the closing of the Transaction and remain in effect until June 30, 2007, unless sooner terminated or not annually approved as described above. Notwithstanding the foregoing, the DVM Sub-Advisory Agreement shall continue in effect through June 30, 2007 and from year to year thereafter only as long as such continuance is approved at least annually by vote of a majority of Focus Fund's outstanding voting securities, or by Focus Fund's Board, and, in either event, by a vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose.

Information about DVM

   DVM, a Delaware limited liability company formed in 1997, has served as sub-adviser to registered investment companies managed by Scudder since July 1997. As of January 31, 2002, DVM managed approximately $6.2 billion on behalf of its clients, which primarily include institutional accounts and investment companies managed by Scudder.

   DVM, located at Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is controlled by David N. Dreman. Mr. Dreman owns 10.25% of DVM's shares of beneficial interest but has 100% of the voting control. Various other shareholders

(including DVM employees) own 4.48% of DVM's shares of beneficial interest, and the remaining 85.27% equity interest in DVM is held by Harrel Morris as trustee of an irrevocable trust created under the laws of the State of New York, for the benefit of David N. Dreman, Jr. and Meredith W. Dreman. The trust has no voting rights with respect to directing or managing DVM other than the right to vote to dissolve DVM or to amend its operating agreement.

   The name and principal occupation of each of the directors and the principal executive officers of DVM are shown below. The address of each director and executive officer, as it relates to his duties at DVM, is Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302.

      David N. Dreman.  Chairman, DVM.

      F. James Hutchinson.  President, DVM.

      Yuji Koga.  Senior Vice President, DVM.

      Sergio M. Pavone.  Chief Financial Officer, DVM.

      John R. Dorfman.  Managing Director, DVM.

      Walter I. Kass.  Director of Research, DVM.

   No Trustees or officers of Focus Fund are employees, officers, directors or shareholders of DVM. DVM does not serve as investment manager or sub-adviser for any investment company other than Focus Fund and other funds managed by Scudder.

   Some of the funds managed by Scudder for which DVM serves as sub-adviser have investment objectives similar to those of the Focus Fund. Exhibit E sets forth certain information with respect to those funds.

Required Vote

   Approval of the DVM Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of Focus Fund.

  The Trustees of Scudder Focus Value+Growth Fund unanimously recommend that shareholders of the Fund vote FOR the approval of the DVM Sub-Advisory
                                  Agreement.

Proposal 4: Approval of Sub-Advisory Agreements with Deutsche Asset Management
 Investment Services Limited with Respect to Scudder Strategic Income Fund and
                          Scudder Worldwide 2004 Fund

   Scudder has proposed entering into a sub-advisory agreement (each, a "DeAMIS Sub-Advisory Agreement"), on behalf of each of Scudder Strategic Income Fund and Scudder Worldwide 2004 Fund (each, a "DSA Fund"), respectively, with Deutsche Asset Management Investment Services Limited ("DeAMIS") pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to Scudder. Each DeAMIS Sub-Advisory Agreement was unanimously approved by each applicable Board of Trustees, including the Non-interested Trustees, at a meeting held on February 4, 2002. The form of DeAMIS Sub-Advisory Agreement is attached hereto as Exhibit C. A description of the DeAMIS Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit C.

   It is anticipated that following the closing of the Transaction, the portfolio management teams that are responsible for managing all or a portion of the DSA Funds' assets may, as set forth in Appendix 3, change, will transition from the United States to London and will become employees of DeAMIS. It is expected that this transition will allow the portfolio management teams to access the global reach of Deutsche Asset Management more effectively.

   Following the closing of the Transaction, a certain amount of time will be necessary to permit Scudder and Deutsche Asset Management to prepare and institute the necessary arrangements for the portfolio managers to transition to DeAMIS. As a result, the DeAMIS Sub-Advisory Agreements will go into effect at different times following the closing of the Transaction (and in any case not more than two years following such date) upon the approval of the relevant Board and its Non-interested Trustees. In addition, the fees to be paid to DeAMIS will at that time be determined, again upon the approval of the relevant Board and its Non-interested Trustees. Any such fees payable under the DeAMIS Sub-Advisory Agreements are paid by Scudder and have no effect on management fees paid by the DSA Funds to Scudder pursuant to the New Investment Management Agreements. In no case will the sub-advisory fees paid to DeAMIS by Scudder for a DSA Fund be greater than those paid by the DSA Fund to Scudder pursuant to the New Investment Management Agreements.

   Each DeAMIS Sub-Advisory Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of each DSA Fund. If it is approved by the shareholders of a DSA Fund, the DeAMIS Sub-Advisory Agreement relating to that DSA Fund would continue in effect until the next September 30 following its date of effectiveness unless earlier terminated, and will continue from year to year thereafter, subject to approval annually by the applicable Board or by a vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of that DSA Fund, and also, in either event, approval by a majority of the applicable Board's Non-Interested Trustees at a meeting called for the purpose of voting on such approval. If the shareholders of a DSA Fund should fail to approve that Fund's DeAMIS Sub-Advisory Agreement, the applicable Board of such DSA Fund will take such action, if any, as it considers to be in the best interests of such DSA Fund.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, of each DSA Fund voted unanimously to approve the applicable DeAMIS Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of the particular DSA Fund.

   In considering whether to approve the DeAMIS Sub-Advisory Agreements and to recommend their approval to shareholders, the Boards considered similar factors to those they considered in approving the New Investment Management Agreements applicable to the DSA Funds, to the extent applicable. (See Proposal 1 for more information regarding the Boards' evaluation.) In addition, the Boards considered the recommendation of Scudder and various information and materials provided by each of Scudder and DeAMIS. As discussed above, the DeAMIS Sub-Advisory Agreements will allow the portfolio managers to integrate with DeAMIS' London facilities. See Appendix 3 for proposed portfolio manager changes. Furthermore, the Boards considered that approval of the DeAMIS Sub-Advisory Agreements would not affect management fee rates paid by the DSA Funds.

   The Boards were told by representatives of Deutsche Asset Management that the deferral in implementing the DeAMIS Sub-Advisory Agreements is needed to permit Scudder and Deutsche Asset Management a sufficient amount of time (which may vary for each DSA Fund) to plan, prepare and institute the necessary arrangements for the transition of portfolio management teams to DeAMIS. Scudder also emphasized to the Boards that the DeAMIS Sub-Advisory Agreements would be implemented only upon the approval of the applicable DSA Fund's Non-interested Trustees based on information they then deemed adequate and necessary to consider these arrangements, including the sub-advisory fee to be paid under the Agreements.

   Each applicable Board, including the Non-interested Trustees, unanimously recommends that shareholders of the applicable DSA Fund vote in favor of the approval of the applicable DeAMIS Sub-Advisory Agreement.

Description of the DeAMIS Sub-Advisory Agreements

   Under each DeAMIS Sub-Advisory Agreement, DeAMIS will provide sub-advisory services relating to the management of the particular DSA Fund's assets, including developing, recommending and implementing an investment program and strategy for the DSA Fund, providing research and analysis relative to the investment program and investments of the DSA Fund, determining which securities should be purchased and sold, monitoring on a continuing basis the performance of the portfolio securities of the DSA Fund to meet its stated investment objective and placing orders for execution of the DSA Fund's portfolio transactions. DeAMIS is required to provide reports upon request on portfolio transactions and reports on assets held in a DSA Fund and will also inform Scudder and the officers and Trustees of the DSA Funds on a current basis of changes in investment strategy or tactics or any other developments materially affecting a DSA Fund.

   Pursuant to each DeAMIS Sub-Advisory Agreement, DeAMIS, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement. Also pursuant to each DeAMIS Sub-Advisory Agreement, Scudder and the applicable DSA Fund will assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by DeAMIS pursuant to the Agreement. DeAMIS will pay its own organizational, operational and business expenses but will not be obligated to pay any expenses of Scudder or the applicable DSA Fund.

   As noted above, the sub-advisory fee payable under each DeAMIS Sub-Advisory Agreement would be paid by the Investment Manager, not the particular DSA Fund, and will be set, and may vary from time to time thereafter, subject to the approval of the applicable DSA Fund's Board, including a majority of its Non-interested Trustees.

   Each DeAMIS Sub-Advisory Agreement provides that DeAMIS shall not be liable for any error of judgment or law or for any loss suffered by the applicable DSA Fund or Scudder in connection with the matters to which the DeAMIS Sub-Advisory Agreement relates, except loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the DeAMIS Sub-Advisory Agreement.

   Each DeAMIS Sub-Advisory Agreement provides that DeAMIS agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation

(including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by DeAMIS of its responsibilities under the DeAMIS Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless DeAMIS against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which DeAMIS may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the DeAMIS Sub-Advisory Agreement or the applicable New Investment Management Agreement.

   Each DeAMIS Sub-Advisory Agreement may be terminated without penalty at any time by the applicable Trustees, by vote of a majority of the outstanding voting securities of the applicable DSA Fund, or by Scudder or by DeAMIS upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the particular DeAMIS Sub-Advisory Agreement, as defined in the 1940 Act, or upon termination of the New Investment Management Agreement with the applicable DSA Fund. In addition, Scudder or the applicable DSA Fund may terminate the applicable DeAMIS Sub-Advisory Agreement upon immediate notice if DeAMIS becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment adviser.

   Each DeAMIS Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all parties to the Agreement.

Information about DeAMIS

   DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed more than $6 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Trustees or officers of the Trusts are employees, officers, directors or shareholders of DeAMIS.

      Alexander Tedder.  Director, DeAMIS.

      Richard Charles Wilson.  Director, DeAMIS.

      Annette Jane Fraser.  Chief Executive Officer, DeAMIS.

      Stephen John Maynard.  Finance Officer, DeAMIS.

      Matthew Alan Linsey.  Director, DeAMIS.

      Adrian Dyke.  Secretary, DeAMIS.

   Exhibit F sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to the DSA Funds.

Brokerage Commissions on Fund Transactions

   DeAMIS will place all orders for portfolio transactions of the DSA Funds' securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to a DSA Fund or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. The placement of portfolio transactions is supervised by DeAMIS.

Required Vote

   Approval of each DeAMIS Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the applicable DSA Fund.

 The Trustees of Scudder Strategic Income Fund and Scudder Worldwide 2004 Fund unanimously recommend that shareholders of each such Fund vote FOR the approval of the DeAMIS Sub-Advisory Agreement.

                            Additional Information

General

   The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement), or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

   The presence at a Meeting, in person or by proxy, of the holders of at least 30%, with respect to each Fund, other than Scudder Floating Rate Fund, Scudder Focus Growth Fund, Scudder Research Fund and Scudder S&P 500 Stock Fund, or at least one-third, in the case of Scudder Floating Rate Fund, Scudder Focus Growth Fund, Scudder Research Fund and Scudder S&P 500 Stock Fund, of the shares entitled to be cast of such Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee neither has received has instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of each of the Proposals, with respect to each applicable Fund, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

   Abstentions will have the effect of a "no" vote on each of the Proposals. Broker non-votes will have the effect of a "no" vote for each of the Proposals if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Fund. Broker non-votes will not constitute "yes" or "no" votes for any of the Proposals and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at a Meeting. Broker non-votes are not likely to be relevant to the Meetings because the Funds have been advised by the New York Stock Exchange that each of the Proposals to be voted upon by the shareholders involve matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Shareholders of each Fund will vote separately with respect to each Proposal.

   If shareholder approval of Proposal 1 is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Fund, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

   . maximum term of 150 days;

   . a provision that the Board or holders of a majority of the Fund's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

   . a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

   If any Fund relying on Rule 15a-4 has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned to that Fund and the Board of the affected Trust would consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

   Holders of record of the shares of each Fund at the close of business on February 8, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. The table provided in Appendix 8 hereto sets forth the number of shares outstanding for each Fund as of December 31, 2001.

   To the best of each Trust's knowledge, as of December 31, 2001, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 9.

   Appendix 10 lists the amount of shares of each Fund owned directly or beneficially by the Trustees and officers of each Trust.

   Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Funds, at an estimated cost of $864,369, plus expenses. Such expenses will be borne by Scudder. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

   Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

   If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at (866) 515-0333. Any proxy given by a shareholder is revocable until voted at a Meeting.

Shareholder Proposals for Subsequent Meetings

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

   The Boards are not aware of any matters that will be presented for action at the Meetings other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ JOHN MILLETTE
John Millette
Secretary

                       INDEX OF EXHIBITS AND APPENDICES

            EXHIBIT A:   FORM OF NEW INVESTMENT MANAGEMENT
                         AGREEMENT

            EXHIBIT B:   MANAGEMENT FEE RATES FOR FUNDS
                         MANAGED BY SCUDDER WITH SIMILAR
                         INVESTMENT OBJECTIVES

            EXHIBIT C:   FORM OF NEW SUB-ADVISORY AGREEMENT

            EXHIBIT D:   FORM OF DVM SUB-ADVISORY AGREEMENT

            EXHIBIT E:   INFORMATION REGARDING OTHER FUNDS
                         ADVISED OR SUB-ADVISED BY DVM

            EXHIBIT F:   INFORMATION REGARDING OTHER FUNDS
                         ADVISED OR SUB-ADVISED BY DeAMIS

            APPENDIX 1:  TRUSTS AND SERIES

            APPENDIX 2:  INFORMATION REGARDING SCUDDER

            APPENDIX 3:  PROPOSED PORTFOLIO MANAGER CHANGES

            APPENDIX 4:  FEES PAID TO SFAC, SISC, SSC, SDI AND SISI

            APPENDIX 5:  FUND MANAGEMENT FEE RATES, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES

            APPENDIX 6:  ADMINISTRATIVE SERVICES FEES

            APPENDIX 7:  DATES RELATING TO INVESTMENT
                         MANAGEMENT AGREEMENTS

            APPENDIX 8:  FUND SHARES OUTSTANDING

            APPENDIX 9:  BENEFICIAL OWNERS OF 5% OR MORE OF FUND
                         SHARES

            APPENDIX 10: FUND SHARES OWNED BY TRUSTEES AND
                         OFFICERS

            APPENDIX 11: OFFICERS

                                   EXHIBIT A

                                    FORM OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT
                                [Name of Trust]
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                   [Date], 2002

[Zurich Scudder Investments, Inc.]
[address]

                        Investment Management Agreement
                           [Name of Series, if any]

Ladies and Gentlemen:

   [Name of Trust] (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time to time (the "Declaration"), the Board of Trustees [for all Trusts except Scudder Floating Rate Fund: is authorized to issue the Trust's shares of beneficial interest,
par value $       per share, (the "Shares"), in separate series, or funds. The
Board of Trustees has authorized [Name of Fund] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.][for Scudder Floating Rate Fund only: may authorize the issuance of shares of beneficial interest, par value $0.01 per share, (the "Shares") including shares in separate classes and series.]

   The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

   1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on [for all Trusts except Scudder Floating Rate Fund: Form N-1A][for Scudder Floating Rate Fund only: Form N-2], as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

   (a) The Declaration, as amended to date.

   (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

   (c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

   (d) Establishment and Designation of Series of Shares of Beneficial Interests relating to the Fund, as applicable.

   The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

   2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

   You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

   You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

   3. Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

   Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act.

   4. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as [not for Scudder Floating Rate Fund: an open-end][for Scudder Floating Rate Fund: a closed-end] investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

   5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

   You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, account-ants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

   You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

   6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4, and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of [see Appendix 5 to this Proxy Statement for the investment management fee rate paid by each Fund] over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

   The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

   [For Scudder California Tax-Free Income Fund and Scudder U.S. Government Securities Fund only: You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to other expenses of the Fund, shall cause the aggregate expenses of the Fund to equal [Scudder U.S. Government Securities Fund: 1% of average daily net assets; Scudder California Tax-Free Income Fund: 1.5% of average daily net assets up to $30 million and 1% of average daily net assets over $30 million.] Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund the amount of any payment received in excess of the limitation pursuant to this section 6 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 6, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year.]

   You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

   7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

   Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

   8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

   9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

   This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

   10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

   You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

   12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

   This Agreement shall be construed in accordance with the laws of The {Commonwealth of Massachusetts} {State of Maryland}, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

   This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

   If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                    Yours very truly,
                                    [Name of Trust], on behalf of
                                    [name of Fund]

                                    By:       ----------------------------------
                                              Vice President

       The foregoing Agreement is hereby accepted as of the date hereof.

                          [ZURICH SCUDDER INVESTMENTS, INC.]

                          By:            -----------------------------------
                                                   President

                                   EXHIBIT B

               MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER
                      WITH SIMILAR INVESTMENT OBJECTIVES

Fund                                          Objective                         Fee Rate+            Net Assets*
----                                          ---------                         --------           ---------------

Money Market Funds

Government Securities Portfolio Maximum current income consistent with 0.220% to $500 million       $1,833,917,431
(Cash Account Trust)            stability of capital.                  0.200% next $500 million
                                                                       0.175% next $1 billion
                                                                       0.160% next $1 billion
                                                                       0.150% over $3 billion/(1)/

Government Securities Portfolio Maximum current income consistent with 0.220% to $500 million         $498,040,269
(Cash Equivalent Fund)          stability of capital.                  0.200% next $500 million
                                                                       0.175% next $1 billion
                                                                       0.160% next $1 billion
                                                                       0.150% over $3 billion/(4)/

Government Securities Portfolio Maximum current income consistent with 0.150% of net assets           $487,810,268
(Investors Cash Trust)          stability of capital.

Money Market Portfolio          Maximum current income consistent with 0.220% to $500 million      $10,258,067,219
(Cash Account Trust)            stability of capital.                  0.200% next $500 million
                                                                       0.175% next $1 billion
                                                                       0.160% next $1 billion
                                                                       0.150% over $3 billion/(1)/

Money Market Portfolio          Maximum current income consistent with 0.220% to $500 million         $913,521,410
(Cash Equivalent Fund)          stability of capital.                  0.200% next $500 million
                                                                       0.175% next $1 billion
                                                                       0.160% next $1 billion
                                                                       0.150% over $3 billion/(4)/

Fund                                              Objective                            Fee Rate+            Net Assets*
----                                              ---------                            --------            --------------

Scudder Cash Reserves Fund       Maximum current income to the extent        0.400% to $250 million          $594,927,445
                                 consistent with stability of principal.     0.380% next $750 million
                                                                             0.350% next $1.5 billion
                                                                             0.320% next $2.5 billion
                                                                             0.300% next $2.5 billion
                                                                             0.280% next $2.5 billion
                                                                             0.260% next $2.5 billion
                                                                             0.250% over $12.5 billion

Scudder Cash Investment Trust    To maintain stability of capital, and       0.500% to $250 million        $1,338,276,105
                                 consistent with that, to maintain liquidity 0.450% next $250 million
                                 of capital and to provide current income.   0.400% next $500 million
                                                                             0.350% next $500 million
                                                                             0.335% next $500 million
                                                                             0.320% over $2 billion

Scudder Money Market Series      High level of current income as is          0.250% of net assets          $9,294,897,783
                                 consistent with liquidity, preservation of
                                 capital and the fund's investment policies.

Scudder U.S. Treasury Money Fund Current income consistent with safety,      0.400% to $500 million          $383,802,179
                                 liquidity, and stability of capital.        0.385% next $500 million
                                                                             0.370% over $ 1 billion

Treasury Portfolio               Maximum current income consistent with      0.150% of net assets             $88,490,940
(Investors Cash Trust)           stability of capital.

Zurich Government Money Fund     Maximum current income to the extent        0.500% to $215 million          $751,421,981
                                 consistent with stability of principal.     0.375% next $335 million
                                                                             0.300% next $250 million
                                                                             0.250% over $800 million/(5)/

Fund                                                  Objective                            Fee Rate+            Net Assets*
----                                                  ---------                            --------            --------------

Zurich Money Market Fund              Maximum current income to the extent       0.500% to $215 million        $5,786,712,431
                                      consistent with stability of principal.    0.375% next $335 million
                                                                                 0.300% next $250 million
                                                                                 0.250% over $800 million/(5)/

Zurich YieldWise Government Money     Maximum current income to the extent       0.500% to $215 million          $387,549,405
Fund                                  consistent with stability of principal.    0.375% next $335 million
                                                                                 0.300% next $250 million
                                                                                 0.250% over $800 million

Zurich YieldWise Money Fund           Maximum current income to the extent       0.500% to $215 million          $978,162,130
                                      consistent with stability of principal.    0.375% next $335 million
                                                                                 0.300% next $250 million
                                                                                 0.250% over $800 million

Tax-Free Money Market Funds

Investors Florida Municipal Cash Fund Maximum current income, that is exempt     0.220% to $500 million           $56,982,158
                                      from federal income tax, to the extent     0.200% next $500 million
                                      consistent with stability of capital.      0.175% next $1 billion
                                                                                 0.160% next $1 billion
                                                                                 0.150% over $3 billion/(3)/

Investors Michigan Municipal Cash     Maximum current income, that is exempt     0.220% to $500 million           $29,349,803
Fund                                  from federal and Michigan income taxes,    0.200% next $500 million
                                      to the extent consistent with stability of 0.175% next $1 billion
                                      capital.                                   0.160% next $1 billion
                                                                                 0.150% over $3 billion/(3)/

Investors New Jersey Municipal Cash   Maximum current income, that is exempt     0.220% to $500 million           $77,045,997
Fund                                  from federal and New Jersey income taxes,  0.200% next $500 million to the extent consistent with stability of 0.175% next $1 billion
                                      capital.                                   0.160% next $1 billion
                                                                                 0.150% over $3 billion/(3)/

Fund                                                    Objective                             Fee Rate+          Net Assets*
----                                                    ---------                             --------           ------------

Investors Pennsylvania Municipal Cash Maximum current income, that is exempt         0.220% to $500 million       $24,521,124
Fund                                  from federal and Pennsylvania income           0.200% next $500 million
                                      taxes, to the extent consistent with stability 0.175% next $1 billion
                                      of capital.                                    0.160% next $1 billion
                                                                                     0.150% over $3 billion/(3)/

Scudder Tax-Free Money Fund           Income exempt from regular federal             0.500% to $500 million      $345,090,771
                                      income tax and stability of principal          0.480% over $500 million
                                      through investments in municipal
                                      securities.

Tax-Exempt California Money Market    Maximum current income, that is exempt         0.220% to $500 million      $512,542,678
Fund                                  from federal and State of California           0.200% next $500 million
                                      income taxes, to the extent consistent with    0.175% next $1 billion
                                      stability of capital.                          0.160% next $1 billion
                                                                                     0.150% over $3 billion

Tax-Exempt New York Money Market      Maximum current income that is exempt          0.220% to $500 million      $175,481,067
Fund                                  from federal, New York State and New           0.200% next $500 million
                                      York City income taxes, to the extent          0.175% next $1 billion
                                      consistent with stability of capital.          0.160% next $1 billion
                                                                                     0.150% over $3 billion/(3)/

Tax-Exempt Portfolio                  Maximum current income that is exempt          0.220% to $500 million      $957,821,674
(Cash Account Trust)                  from federal income taxes to the extent        0.200% next $500 million
                                      consistent with stability of capital.          0.175% next $1 billion
                                                                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion/(1)/

Tax-Exempt Portfolio                  Maximum current income that is exempt          0.220% to $500 million      $287,473,181
(Cash Equivalent Fund)                from federal income taxes to the extent        0.200% next $500 million
                                      consistent with stability of capital.          0.175% next $1 billion
                                                                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion

Fund                                                 Objective                              Fee Rate+            Net Assets*
----                                                 ---------                              --------            --------------

Zurich Tax-Free Money Fund         Maximum current income that is exempt          0.500% to $215 million          $745,352,528
                                   from federal income taxes to the extent        0.375% next $335 million
                                   consistent with stability of principal.        0.300% next $250 million
                                                                                  0.250% over $800 million/(5)/

Zurich YieldWise Municipal Money   Maximum current income that is exempt          0.500% to $215 million          $440,593,257
Fund                               from regular federal income taxes to the       0.375% next $335 million
                                   extent consistent with stability of principal. 0.300% next $250 million
                                                                                  0.250% over $800 million

Tax-Free Funds

Scudder California Tax-Free Income High level of current income that is           0.550% to $250 million        $1,120,773,073
Fund                               exempt from California State and federal       0.520% next $750 million
                                   income taxes.                                  0.500% next $1.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% over $12.5 billion

Scudder Florida Tax-Free Income    High level of current income that is           0.550% to $250 million           $72,545,834
Fund                               exempt from federal income taxes.              0.520% next $750 million
                                                                                  0.500% next $1.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% over $12.5 billion

Fund                                                 Objective                          Fee Rate+          Net Assets*
----                                                 ---------                          --------          --------------

Scudder High-Yield Tax-Free Fund    High level of income exempt from regular    0.650% to $300 million      $555,430,253
                                    federal income tax.                         0.600% next $200 million
                                                                                0.575% over $500 million

Scudder Managed Municipal Bonds     Income exempt from regular federal          0.450% to $250 million    $2,284,146,522
                                    income tax while actively seeking to        0.430% next $750 million
                                    reduce downside risk as compared with       0.410% next $1.5 billion
                                    other tax-free income funds.                0.400% next $2.5 billion
                                                                                0.380% next $2.5 billion
                                                                                0.360% next $2.5 billion
                                                                                0.340% next $2.5 billion
                                                                                0.320% over $12.5 billion

Scudder Massachusetts Tax-Free Fund Income that is exempt from Massachusetts    0.600% to $400 million      $488,642,403
                                    personal and regular federal income taxes.  0.525% next $600 million
                                                                                0.500% over $1 billion

Scudder Medium-Term Tax-Free Fund   High level of income free from regular      0.550% to $250 million      $592,760,077
                                    federal income taxes and to limit principal 0.520% next $750 million
                                    fluctuation.                                0.490% next $1.5 billion
                                                                                0.470% next $2.5 billion
                                                                                0.450% next $2.5 billion
                                                                                0.430% next $2.5 billion
                                                                                0.410% next $2.5 billion
                                                                                0.400% over $12.5 billion

Fund                                              Objective                           Fee Rate+          Net Assets*
----                                              ---------                           --------          --------------

Scudder New York Tax-Free Income High level of current income that is         0.550% to $250 million      $393,714,699
Fund                             exempt from New York State and New           0.520% next $750 million
                                 York City income taxes and federal           0.500% next $1.5 billion
                                 income taxes.                                0.480% next $2.5 billion
                                                                              0.450% next $2.5 billion
                                                                              0.430% next $2.5 billion
                                                                              0.410% next $2.5 billion
                                                                              0.400% over $12.5 billion

U.S. Income Funds

Scudder Floating Rate Fund       As high a level of current income as is      0.500% to $1 billion        $172,334,773
                                 consistent with the preservation of capital. 0.490% next $2 billion
                                                                              0.480% next $2 billion
                                                                              0.470% next $5 billion
                                                                              0.450% over $10 billion

Scudder GNMA Fund                High level of income while actively          0.400% to $5 billion      $4,273,399,626
                                 seeking to reduce downside risk compared     0.385% next $1 billion
                                 with other GNMA mutual funds.                0.370% over $6 billion

Scudder High-Yield Fund          Highest level of current income obtainable   0.580% to $250 million    $2,616,954,464
                                 from a diversified portfolio of fixed-income 0.550% next $750 million
                                 securities which the fund's investment       0.530% next $1.5 billion
                                 manager considers consistent with            0.510% next $2.5 billion
                                 reasonable risk. As a secondary objective,   0.480% next $2.5 billion
                                 the fund will seek capital gain where        0.460% next $2.5 billion
                                 consistent with its primary objective.       0.440% next $2.5 billion
                                                                              0.420% over $12.5 billion

Fund                                                 Objective                           Fee Rate+          Net Assets*
----                                                 ---------                           --------          --------------

Scudder High-Yield Opportunity Fund Total return through high current income     0.600% to $500 million      $129,687,812
                                    and capital appreciation.                    0.575% next $500 million
                                                                                 0.550% next $500 million
                                                                                 0.525% next $500 million
                                                                                 0.500% next $1 billion
                                                                                 0.475% over $3 billion

Scudder Income Fund                 High income while managing its portfolio     0.550% to $250 million      $835,783,924
                                    in a way that is consistent with the prudent 0.520% next $750 million
                                    investment of shareholders' capital.         0.500% next $1.5 billion
                                                                                 0.480% next $2.5 billion
                                                                                 0.450% next $2.5 billion
                                                                                 0.430% next $2.5 billion
                                                                                 0.410% next $2.5 billion
                                                                                 0.400% over $12.5 billion

Scudder Short Term Bond Fund        High income while managing its portfolio     0.450% to $1.5 billion    $1,142,547,984
                                    in a way that is consistent with             0.425% next $500 million
                                    maintaining a high degree of stability of    0.400% next $1 billion
                                    shareholders' capital.                       0.385% next $1 billion
                                                                                 0.370% next $1 billion
                                                                                 0.355% next $1 billion
                                                                                 0.340% over $6 billion

Scudder Strategic Income Fund       High current return.                         0.580% to $250 million      $438,621,367
                                                                                 0.550% next $750 million
                                                                                 0.530% next $1.5 billion
                                                                                 0.510% next $2.5 billion
                                                                                 0.480% next $2.5 billion
                                                                                 0.460% next $2.5 billion
                                                                                 0.440% next $2.5 billion
                                                                                 0.420% over $12.5 billion

Fund                                                Objective                          Fee Rate+           Net Assets*
----                                                ---------                          --------           --------------

Scudder U.S. Government Securities   High current income, liquidity and       0.450% to $250 million      $4,211,460,035
Fund                                 security of principal.                   0.430% next $750 million
                                                                              0.410% next $1.5 billion
                                                                              0.400% next $2.5 billion
                                                                              0.380% next $2.5 billion
                                                                              0.360% next $2.5 billion
                                                                              0.340% next $2.5 billion
                                                                              0.320% over $12.5 billion

Global Income Funds

Scudder Emerging Markets Income      High current income and, secondarily,    1.000% to $500 million        $120,468,131
Fund                                 long-term capital appreciation.          0.950% over $500 million

Scudder Global Bond Fund             Total return with an emphasis on current 0.750% to $250 million        $180,288,837
                                     income; capital appreciation is a        0.720% next $750 million
                                     secondary goal.                          0.700% next $1.5 billion
                                                                              0.680% next $2.5 billion
                                                                              0.650% next $2.5 billion
                                                                              0.640% next $2.5 billion
                                                                              0.630% next $2.5 billion
                                                                              0.620% over $12.5 billion

Asset Allocation Funds Series

Scudder Pathway Series: Conservative Current income and, as a secondary       There will be no fee as the   $112,874,335
Portfolio                            objective, long-term growth of capital.  Investment Manager will receive a fee from the
                                                                              underlying funds.

Scudder Pathway Series: Moderate     Balance of current income and growth of  There will be no fee as the   $268,370,642
Portfolio                            capital.                                 Investment Manager will
                                                                              receive a fee from the
                                                                              underlying funds.

Fund                                              Objective                           Fee Rate+           Net Assets*
----                                              ---------                           --------           --------------

Scudder Pathway Series: Growth   Long-term growth of capital.                There will be no fee as the   $237,107,578
Portfolio                                                                    Investment Manager will
                                                                             receive a fee from the
                                                                             underlying funds.

U.S. Growth and Income Funds

Scudder Balanced Fund            Balance of growth and income from a         0.470% to $1.5 billion        $926,626,559
                                 diversified portfolio of equity and fixed-  0.445% next $500 million
                                 income securities.                          0.420% over $2 billion

Scudder Dividend & Growth Fund   High current income and long-term           0.750% to $500 million         $31,584,123
                                 growth of capital by investing primarily in 0.700% over $500 million common stocks, convertible securities and
                                 real estate investment trusts.

Scudder Growth and Income Fund   Long-term growth of capital, current        0.450% to $14 billion       $6,890,176,215
                                 income and growth of income while           0.425% next $2 billion
                                 actively seeking to reduce downside risk    0.400% next $2 billion
                                 as compared with other growth and           0.385% over $18 billion
                                 income funds.

U.S. Equity/Growth Style Funds

Scudder 21st Century Growth Fund Long-term growth of capital by investing in 0.750% to $500 million        $318,528,621
                                 common stocks of emerging growth            0.700% next $500 million
                                 companies that the advisor believes are     0.650% over $1 billion
                                 poised to be leaders in the new century.

Fund                                           Objective                           Fee Rate+            Net Assets*
----                                           ---------                           --------            --------------

Scudder Aggressive Growth Fund Capital appreciation through the use of    Base investment                $159,724,463
                               aggressive investment techniques.          management fee of 0.650%
                                                                          of net assets plus or minus
                                                                          an incentive fee based upon
                                                                          the investment performance
                                                                          of the Fund's Class A shares
                                                                          as compared with the
                                                                          performance of the Standard
                                                                          & Poor's 500 Stock Index,
                                                                          which may result in a total
                                                                          fee ranging from 0.450% to
                                                                          0.850% of net assets

Scudder Blue Chip Fund         Growth of capital and of income.           0.580% to $250 million         $786,528,057
                                                                          0.550% next $750 million
                                                                          0.530% next $1.5 billion
                                                                          0.510% next $2.5 billion
                                                                          0.480% next $2.5 billion
                                                                          0.460% next $2.5 billion
                                                                          0.440% next $2.5 billion
                                                                          0.420% over $12.5 billion

Scudder Capital Growth Fund    Long-term capital growth while actively    0.580% to $3 billion         $1,671,706,984
                               seeking to reduce downside risk compared   0.555% next $1 billion
                               with other growth mutual funds.            0.530% over $4 billion

Scudder Development Fund       Long-term capital appreciation by          0.850% to $1 billion           $445,769,912
                               investing primarily in U.S. companies with 0.800% next $500 million
                               the potential for above-average growth.    0.750% over $1.5 billion

Scudder Focus Growth Fund      Long-term growth of capital.               0.700% to $250 million           $1,660,237
                                                                          0.670% next $750 million
                                                                          0.650% next $1.5 billion
                                                                          0.630% over $2.5 billion

Fund                                               Objective                          Fee Rate+          Net Assets*
----                                               ---------                          --------          --------------

Scudder Focus Value+Growth Fund   Growth of capital through a portfolio of    0.720% to $250 million      $120,916,447
                                  growth and value stocks.                    0.690% next $750 million
                                                                              0.660% next $1.5 billion
                                                                              0.640% next $2.5 billion
                                                                              0.600% next $2.5 billion
                                                                              0.580% next $2.5 billion
                                                                              0.560% next $2.5 billion
                                                                              0.540% over $12.5 billion

Scudder Growth Fund               Growth of capital through professional      0.580% to $250 million    $1,520,557,389
                                  management and diversification of           0.550% next $750 million
                                  investments in securities that the          0.530% next $1.5 billion
                                  investment manager believes have the        0.510% next $2.5 billion
                                  potential for capital appreciation.         0.480% next $2.5 billion
                                                                              0.460% next $2.5 billion
                                                                              0.440% next $2.5 billion
                                                                              0.420% over $12.5 billion

Scudder Health Care Fund          Long-term growth of capital by investing at 0.850% to $500 million      $235,718,201
                                  least 80% of total assets in common stocks  0.800% over $500 million companies in the health care sector.

Scudder Large Company Growth Fund Long-term growth of capital by investing at 0.700% to $1.5 billion      $955,238,753
                                  least 65% of its assets in large U.S.       0.650% next $500 million
                                  companies (those with a market value of     0.600% over $2 billion
                                  $1 billion or more).

Scudder Research Fund             Long-term growth of capital.                0.700% to $250 million        $3,163,209
                                                                              0.670% next $750 million
                                                                              0.650% next $1.5 billion
                                                                              0.630% over $2.5 billion

Fund                                             Objective                          Fee Rate+         Net Assets*
----                                             ---------                          --------          ------------

Scudder S&P 500 Index Fund      Investment results that, before expenses,    0.150% of net assets     $861,675,693
                                correspond to the total return of common
                                stocks publicly traded in the United States,
                                as represented by the Standard & Poor's
                                500 Composite Stock Price Index (S&P
                                500 Index).

Scudder S&P 500 Stock Fund      Returns that, before expenses, correspond    0.400% to $100 million    $64,797,072
                                to the total return of U.S. common stocks    0.360% next $100 million
                                as represented by the Standard & Poor's      0.340% over $200 million
                                500 Composite Stock Price Index (S&P
                                500 index).

Scudder Select 500 Fund         Long-term growth and income by investing     0.500% to $500 million    $36,402,564
                                at least 80% of total assets in common       0.475% next $500 million
                                stocks of companies that are included in     0.450% over $1 billion
                                the Standard & Poor's Composite Stock
                                Price Index (S&P 500 index).

Scudder Select 1000 Growth Fund Long-term growth by investing at least       0.500% to $500 million    $23,922,571
                                80% of total assets in common stocks of      0.475% next $500 million
                                companies that are included in the Russell   0.450% over $1 billion
                                1000 Growth Index.

Fund                                                Objective                           Fee Rate+            Net Assets*
----                                                ---------                           --------            --------------

Scudder Dynamic Growth Fund        Maximum appreciation of investors'          Base investment                $405,852,514
                                   capital.                                    management fee of 0.650%
                                                                               of net assets plus or minus
                                                                               an incentive fee based upon
                                                                               the investment performance
                                                                               of the Fund's Class A shares
                                                                               as compared with the
                                                                               performance of the Standard
                                                                               & Poor's 500 Stock Index,
                                                                               which may result in a total
                                                                               fee ranging from 0.350% to
                                                                               0.950% of net assets

Scudder Small Company Stock Fund   Long-term capital growth while actively     0.750% to $500 million          $75,479,138
                                   seeking to reduce downside risk as          0.700% next $500 million
                                   compared with other small company stock     0.650% over $1 billion
                                   funds.

Scudder Technology Fund            Growth of capital.                          0.580% to $250 million       $2,151,276,379
                                                                               0.550% next $750 million
                                                                               0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Scudder Technology Innovation Fund Long-term growth of capital by investing at 0.850% to $500 million         $412,185,994
                                   least 80% of total assets in common stocks  0.800% next $500 million
                                   of companies in the technology sector.      0.750% next $500 million
                                                                               0.700% next $500 million
                                                                               0.650% over $2 billion

Fund                                             Objective                         Fee Rate+          Net Assets*
----                                             ---------                         --------          --------------

Scudder Total Return Fund         Highest total return, a combination of   0.580% to $250 million    $2,872,748,836
                                  income and capital appreciation,         0.550% next $750 million
                                  consistent with reasonable risk.         0.530% next $1.5 billion
                                                                           0.510% next $2.5 billion
                                                                           0.480% next $2.5 billion
                                                                           0.460% next $2.5 billion
                                                                           0.440% next $2.5 billion
                                                                           0.420% over $12.5 billion

U.S. Equity/Value Style Funds

Scudder Contrarian Fund           Long-term capital appreciation, with     0.750% to $250 million      $213,387,619
                                  current income as a secondary objective. 0.720% next $750 million
                                                                           0.700% next $1.5 billion
                                                                           0.680% next $2.5 billion
                                                                           0.650% next $2.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.630% next $2.5 billion
                                                                           0.620% over $12.5 billion

Scudder-Dreman Financial Services Long-term capital appreciation.          0.750% to $250 million      $174,377,929
Fund                                                                       0.720% next $750 million
                                                                           0.700% next $1.5 billion
                                                                           0.680% next $2.5 billion
                                                                           0.650% next $2.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.630% next $2.5 billion
                                                                           0.620% over $12.5 billion

Fund                                             Objective                         Fee Rate+          Net Assets*
----                                             ---------                         --------          --------------

Scudder-Dreman High Return Equity High rate of total return.               0.750% to $250 million    $4,140,687,437
Fund                                                                       0.720% next $750 million
                                                                           0.700% next $1.5 billion
                                                                           0.680% next $2.5 billion
                                                                           0.650% next $2.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.630% next $2.5 billion
                                                                           0.620% over $12.5 billion

Scudder-Dreman Small Cap Value    Long-term capital appreciation.          0.750% to $250 million      $373,728,181
Fund                                                                       0.720% next $750 million
                                                                           0.700% next $1.5 billion
                                                                           0.680% next $2.5 billion
                                                                           0.650% next $2.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.630% next $2.5 billion
                                                                           0.620% over $12.5 billion

Scudder Focus Value+Growth Fund   Growth of capital through a portfolio of 0.720% to $250 million      $120,916,447
                                  growth and value stocks.                 0.690% next $750 million
                                                                           0.660% next $1.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.600% next $2.5 billion
                                                                           0.580% next $2.5 billion
                                                                           0.560% next $2.5 billion
                                                                           0.540% over $12.5 billion

Scudder Large Company Value Fund  Maximum long-term capital appreciation   0.600% to $1.5 billion    $2,758,218,541
                                  through a value-oriented investment      0.575% next $500 million
                                  approach.                                0.550% next $1 billion
                                                                           0.525% next $1 billion
                                                                           0.500% next $1 billion
                                                                           0.475% over $5 billion

Fund                                                Objective                          Fee Rate+           Net Assets*
----                                                ---------                          --------           --------------
Scudder Small Company Value Fund   Long-term growth of capital by investing at 0.750% to $500 million       $221,483,843
                                   least 90% of total assets in undervalued    0.700% over $500 million++
                                   common stocks of small U.S. companies.
Global Growth Funds
Scudder Global Discovery Fund      Above-average capital appreciation over     1.100% of net assets         $508,768,768
                                   the long term.
Scudder Emerging Markets Growth    Long-term growth of capital.                1.250% to $500 million        $42,196,327
Fund                                                                           1.200% over $500 million
Scudder Global Fund                Long-term growth of capital while actively  1.000% to $500 million     $1,252,010,279
                                   seeking to reduce downside risk as          0.950% next $500 million
                                   compared with other global growth funds.    0.900% next $500 million
                                                                               0.850% next $500 million
                                                                               0.800% over $2 billion
Scudder Gold Fund                  Maximum return (principal change and        1.000% to $500 million        $98,333,874
                                   income) by investing, under normal          0.950% over $500 million
                                   market conditions, at least 65% of total
                                   assets in common stocks and other
                                   equities of U.S. and foreign gold-related
                                   companies and in gold coin bullion.
Scudder Greater Europe Growth Fund Long-term growth of capital by investing at 1.000% to $1 billion         $725,235,585
                                   least 80% of its total assets in European   0.900% next $500 million
                                   common stocks and other equities (equities  0.850% next $500 million
                                   that are traded mainly on European          0.800% over $2 billion
                                   markets or are issued by companies
                                   organized under the laws of Europe or do
                                   more than half of their business there).
Scudder International Fund         Long-term growth of capital by investing at 0.675% to $6 billion       $3,751,901,605
                                   least 65% of its total assets in foreign    0.625% next $1 billion
                                   equities (equities issued by foreign-based  0.600% over $7 billion companies and listed on foreign exchanges).

Fund                                                  Objective                           Fee Rate+         Net Assets*
----                                                  ---------                           --------          ------------

Scudder International Research Fund Long-term capital appreciation.               0.750% to $250 million     $14,885,633
                                                                                  0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder Latin America Fund          Long-term capital appreciation by             1.250% to $400 million    $295,145,336
                                    investing at least 65% of its total assets in 1.150% over $400 million
                                    Latin America common stocks and other
                                    equities (equities that are traded mainly on
                                    Latin American markets, issued or
                                    guaranteed by a Latin American
                                    government or issued by a company
                                    organized under the laws of a Latin
                                    American country or any company with
                                    more than half of its business in Latin
                                    America).

Scudder New Europe Fund             Long-term capital appreciation.               0.750% to $250 million    $187,190,645
                                                                                  0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Fund                                                    Objective                              Fee Rate+           Net Assets*
----                                                    ---------                              --------            ------------

Scudder Pacific Opportunities Fund    Long-term growth of capital by investing at    0.850% to $250 million         $75,709,280
                                      least 65% of its total assets in Pacific Basin 0.820% next $750 million
                                      common stocks and other equities               0.800% next $1.5 billion
                                      (equities that are traded mainly on Pacific    0.780% next $2.5 billion
                                      Basin markets, issued by companies             0.750% next $2.5 billion
                                      organized under the laws of a Pacific          0.740% next $2.5 billion
                                      Basin country or issued by any company         0.730% next $2.5 billion
                                      with more than half of its business in the     0.720% over $12.5 billion
                                      Pacific Basin).

The Japan Fund, Inc.                  Long-term capital appreciation by              0.850% to $100 million        $325,168,105
                                      investing at least 80% of net assets in        0.750% next $200 million
                                      Japanese securities (issued by Japan-based     0.700% next $300 million
                                      companies or their affiliates, or by any       0.650% over $600 million
                                      company that derives more than half of its
                                      revenue from Japan).

Closed-End Funds

Scudder High Income Trust             Highest current income obtainable              0.850% to $250 million        $172,641,703
                                      consistent with reasonable risk with capital   0.750% over $250 million/(2)/
                                      gains secondary.

Scudder Intermediate Government Trust High current income consistent with            0.800% of net assets/(2)/     $248,728,544
                                      preservation of capital by investing in U.S.
                                      and foreign government securities.

Fund                                                Objective                             Fee Rate+           Net Assets*
----                                                ---------                             --------            ------------

Scudder Multi-Market Income Trust  High current income consistent with          0.850% of net assets/(2)/     $162,810,924
                                   prudent total return asset management by
                                   investing in a diversified portfolio of
                                   investment grade tax-exempt securities.

Scudder Municipal Income Trust     High level of current income exempt from     0.550% of net assets/(2)/     $726,129,144
                                   federal income tax.

Scudder New Asia Fund, Inc.        Long term capital appreciation through       1.250% to $75 million          $93,220,957
                                   investment primarily in equity securities of 1.150% next $125 million
                                   Asian companies.                             1.100% over $200 million/(2)/

Scudder Strategic Income Trust     High current income.                         0.850% of net assets/(2)/      $40,839,186

Scudder Strategic Municipal Income High level of current income exempt from     0.600% of net assets/(2)/     $197,223,147
Trust                              federal income tax by investing in a
                                   diversified portfolio of tax-exempt
                                   municipal securities.

The Brazil Fund, Inc.              Long term capital appreciation through       1.200% to $150 million        $322,717,275
                                   investment primarily in equity securities of 1.050% next $150 million
                                   Brazilian issuers.                           1.000% next $200 million
                                                                                0.900% over $500 million/(2)/

Fund                                                   Objective                             Fee Rate+            Net Assets*
----                                                   ---------                             --------             ------------

The Korea Fund, Inc.                  Long term capital appreciation through       1.150% to $50 million          $650,553,193
                                      investment primarily in equity securities of 1.100% next $50 million
                                      Korean companies.                            1.000% next $250 million
                                                                                   0.950% next $400 million
                                                                                   0.900% next $300 million
                                                                                   0.850% over $1.05 billion/(6)/

Montgomery Street Income Securities,  High level of current income consistent      0.500% to $150 million         $195,533,218
Inc.                                  with prudent investment risks through a      0.450% next $50 million
                                      diversified portfolio primarily of debt      0.400% over $200 million/(6)/
                                      securities.

Scudder Global High Income Fund, Inc. High current income and, secondarily,        1.200% of net assets/(2)/       $56,235,145
                                      capital appreciation through investment
                                      principally in global income strategies.

Insurance/Annuity Products

21st Century Growth Portfolio         Long-term growth of capital by investing     0.875% of net assets            $44,574,276
                                      primarily in equity securities issued by
                                      emerging growth companies.

Balanced Portfolio                    Balance of growth and income from a          0.475% of net assets           $172,576,748
                                      diversified portfolio of equity and fixed-
                                      income securities.

Bond Portfolio                        High level of income consistent with a       0.475% of net assets           $181,899,319
                                      high quality portfolio of debt securities.

Capital Growth Portfolio              Maximize long-term capital growth            0.475% to $500 million         $866,723,058
                                      through a broad and flexible investment      0.450% next $500 million
                                      program.                                     0.425% over $1 billion

Fund                                                  Objective                           Fee Rate+         Net Assets*
----                                                  ---------                           --------          ------------

Global Discovery Portfolio          Above-average capital appreciation over       0.975% of net assets      $157,041,490
                                    the long term by investing primarily in the
                                    equity securities of small companies
                                    located throughout the world.

Growth and Income Portfolio         Long-term growth of capital, current          0.475% of net assets      $195,222,753
                                    income and growth of income.

Health Sciences Portfolio           Long-term growth of capital by investing at   0.750% to $250 million     $55,978,252
                                    least 80% of total assets in common stocks    0.725% next $750 million
                                    of companies in the health care sector.       0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

International Portfolio             Long-term growth of capital primarily         0.875% to $500 million    $515,859,726
                                    through diversified holdings of marketable    0.725% over $500 million
                                    foreign equity investments.

Money Market Portfolio              Maintain stability of capital and, consistent 0.370% of net assets      $139,109,876
                                    therewith, to maintain the liquidity of
                                    capital and to provide current income.

Scudder Aggressive Growth Portfolio Capital appreciation through the use of       0.750% to $250 million     $70,506,554
                                    aggressive investment techniques.             0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Fund                                                    Objective                       Fee Rate+         Net Assets*
----                                                    ---------                       --------          ------------

Scudder Blue Chip Portfolio              Growth of capital and of income.        0.650% of net assets     $239,669,789

Scudder Contrarian Value Portfolio       High rate of total return.              0.750% of net assets     $256,883,855

Scudder Global Blue Chip Portfolio       Long-term capital growth.               1.000% to $250 million    $44,457,753
                                                                                 0.950% next $500 million
                                                                                 0.900% next $750 million
                                                                                 0.850% next $1.5 billion
                                                                                 0.800% over $3 billion

Scudder Government Securities            High current income consistent with     0.550% of net assets     $305,323,400
Portfolio                                preservation of capital.

Scudder Growth Portfolio                 Maximum appreciation of capital.        0.600% of net assets     $419,560,868

Scudder High Yield Portfolio             High level of current income.           0.600% of net assets     $335,090,389

Scudder International Research Portfolio Long-term capital appreciation.         0.750% of net assets     $121,138,031

Scudder Investment Grade Bond            High current income.                    0.600% of net assets     $133,759,440
Portfolio

Scudder Money Market Portfolio           Maximum current income to the extent    0.500% of net assets     $670,699,591
                                         consistent with stability of principal.

Scudder New Europe Portfolio             Long-term capital appreciation.         1.000% to $250 million    $23,171,630
                                                                                 0.950% next $500 million
                                                                                 0.900% next $750 million
                                                                                 0.850% next $1.5 billion
                                                                                 0.800% over $3 billion

Scudder Small Cap Growth Portfolio       Maximum appreciation of investors'      0.650% of net assets     $232,300,366
                                         capital.

Scudder Strategic Income Portfolio       High current return.                    0.650% of net assets      $20,730,677

Fund                                                    Objective                          Fee Rate+         Net Assets*
----                                                    ---------                          --------          ------------

Scudder Technology Growth Portfolio     Growth of capital.                         0.750% to $250 million    $350,522,984
                                                                                   0.720% next $750 million
                                                                                   0.700% next $1.5 billion
                                                                                   0.680% next $2.5 billion
                                                                                   0.650% next $2.5 billion
                                                                                   0.640% next $2.5 billion
                                                                                   0.630% next $2.5 billion
                                                                                   0.620% over $12.5 billion

Scudder Total Return Portfolio          High total return, a combination of income 0.550% of net assets      $861,012,522
                                        and capital appreciation.

Scudder Focus Value+Growth Portfolio    Growth of capital through a portfolio of   0.750% of net assets      $139,805,320
                                        growth and value stocks.

SVS Dreman Financial Services Portfolio Long-term capital appreciation.            0.750% to $250 million    $117,047,378
                                                                                   0.720% next $750 million
                                                                                   0.700% next $1.5 billion
                                                                                   0.680% next $2.5 billion
                                                                                   0.650% next $2.5 billion
                                                                                   0.640% next $2.5 billion
                                                                                   0.630% next $2.5 billion
                                                                                   0.620% over $12.5 billion

SVS Dreman High Return Equity           High rate of total return.                 0.750% to $250 million    $443,396,453
Portfolio                                                                          0.720% next $750 million
                                                                                   0.700% next $1.5 billion
                                                                                   0.680% next $2.5 billion
                                                                                   0.650% next $2.5 billion
                                                                                   0.640% next $2.5 billion
                                                                                   0.630% next $2.5 billion
                                                                                   0.620% over $12.5 billion

Fund                                                  Objective                           Fee Rate+         Net Assets*
----                                                  ---------                           --------          ------------

SVS Dreman Small Cap Value Portfolio Long-term capital appreciation.              0.750% of net assets      $193,734,241

SVS Dynamic Growth Portfolio         Long-term capital growth.                    1.000% to $250 million     $23,172,231
                                                                                  0.975% next $250 million
                                                                                  0.950% next $500 million
                                                                                  0.925% next $1.5 billion
                                                                                  0.900% over $2.5 billion

SVS Focused Large Cap Growth         Growth through long-term capital             0.950% to $250 million     $60,107,695
Portfolio                            appreciation.                                0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

SVS Growth and Income Portfolio      Long-term capital growth and current         0.950% to $250 million    $178,848,733
                                     income.                                      0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

SVS Growth Opportunities Portfolio   Long-term growth of capital in a manner      0.950% to $250 million    $163,896,727
                                     consistent with the preservation of capital. 0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

SVS Index 500 Portfolio              Returns that, before expenses, correspond    0.440% to $200 million    $219,309,631
                                     to the total return of U.S. common stocks    0.400% next $550 million
                                     as represented by the Standard & Poor's      0.380% next $1.25 billion
                                     500 Composite Stock Price Index (S&P         0.365% next $3 billion
                                     500 Index).                                  0.335% over $5 billion

Fund                                                Objective                         Fee Rate+         Net Assets*
----                                                ---------                         --------          ------------

SVS Mid Cap Growth Portfolio       Capital appreciation.                       1.000% to $250 million    $48,190,650
                                                                               0.975% next $250 million
                                                                               0.950% next $500 million
                                                                               0.925% next $1.5 billion
                                                                               0.900% over $2.5 billion

SVS Strategic Equity Portfolio     Long-term capital growth.                   0.950% to $250 million    $43,784,980
                                                                               0.925% next $250 million
                                                                               0.900% next $500 million
                                                                               0.875% next $1.5 billion
                                                                               0.850% over $2.5 billion

SVS Venture Value Portfolio        Growth of capital.                          0.950% to $250 million   $108,785,954
                                                                               0.925% next $250 million
                                                                               0.900% next $500 million
                                                                               0.875% next $1.5 billion
                                                                               0.850% over $2.5 billion

Target Funds

Scudder Retirement Fund--Series IV Long-term capital growth with guaranteed    0.500% of net assets      $92,519,779
                                   return of investment on the maturity date
                                   to investors who reinvest all dividends and
                                   hold their shares to the maturity date.

Scudder Retirement Fund--Series V  Long-term capital growth with guaranteed    0.500% of net assets      $95,969,980
                                   return of investment on the maturity date
                                   to investors who reinvest all dividends and
                                   hold their shares to the maturity date.

Fund                                                 Objective                        Fee Rate+       Net Assets*
----                                                 ---------                        --------        ------------

Scudder Retirement Fund - Series VI Long-term capital growth with guaranteed     0.500% of net assets  $55,139,046
                                    return of investment on the maturity date
                                    to investors who reinvest all dividends and
                                    hold their shares to the maturity date.

Scudder Retirement Fund--Series VII Long-term capital growth with guaranteed     0.500% of net assets  $41,353,502
                                    return of investment on the maturity date
                                    to investors who reinvest all dividends and
                                    hold their shares to the maturity date.

Scudder Target 2010 Fund            To provide a guaranteed return of            0.500% of net assets  $77,860,228
                                    investment on the Maturity Date
                                    (November 15, 2010) to investors who
                                    reinvest all dividends and hold their shares
                                    to the Maturity Date, and to provide long-
                                    term growth of capital.

Scudder Target 2011 Fund            To provide a guaranteed return of            0.500% of net assets $113,833,066
                                    investment on the Maturity Date (August
                                    15, 2011) to investors who reinvest all
                                    dividends and hold their shares to the
                                    Maturity Date, and to provide long-term
                                    growth of capital.

Scudder Target 2012 Fund            To provide a guaranteed return of            0.500% of net assets  $92,702,639
                                    investment on the Maturity Date (February
                                    15, 2012) to investors who reinvest all
                                    dividends and hold their shares to the
                                    Maturity Date, and to provide long-term
                                    growth of capital.

Fund                                         Objective                       Fee Rate+       Net Assets*
----                                         ---------                       --------        -----------

Scudder Worldwide 2004 Fund Total return with guaranteed return of      0.600% of net assets $20,320,036
                            investment on the Maturity Date
                            (November 15, 2004) to investors who
                            reinvest all their dividends and hold their
                            shares to the Maturity Date.

* Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund's most recent fiscal year.
+ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waiver and/or expense limitations.
(1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.
(2) Based on average weekly net assets.
(3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Fund series of Investors Municipal Cash Fund.
(4) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.
(5) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.
(6) Based on average monthly net assets.

                                   EXHIBIT C
                      FORM OF NEW SUB-ADVISORY AGREEMENT

                             SUBADVISORY AGREEMENT

   AGREEMENT made as of the [Date], between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (hereinafter called the "Manager"), and [NAME OF SUBADVISER, type of entity, state of organization] (hereinafter called the "Subadviser").

WITNESSETH:

   WHEREAS, [Scudder Strategic Income Fund] [Scudder Target Fund] {Scudder Focus Value + Growth Fund} (the "Trust") is a Massachusetts business trust and is registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act"); and

   WHEREAS, the Board of Trustees of the Trust (the "Board" and its members, the "Trustees") is authorized to issue the Trust's shares of beneficial interest in separate series and has authorized [Name of Series] (the "Fund"); and

   WHEREAS, the Manager acts as manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust, on behalf of the Fund, dated [Date] and is responsible for the day-to-day management and overall administration of the Fund; and

   WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to {Scudder Focus Value & Growth
Fund: those assets of the Fund that the Manager from time to time determines to assign to the Subadviser (those assets being referred to as the "Fund Account");} [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: the Fund]; and

   WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

   1. The Subadviser's Services. The Subadviser shall serve the Manager as investment counsel with respect to the {Fund Account}[Fund].

   The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the current Prospectus and Statement of Additional Information of the Trust relating to the Fund (including amendments), and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Board and furnished to the Subadviser in writing, and in accordance with the instructions and procedures of the Manager furnished to the Subadviser in writing, to develop, recommend and implement such investment program and strategy for the {Fund Account}[Fund] to provide research and analysis relative to the investment program and securities and other investments ("investments") of the {Fund Account}[Fund], to determine what investments should be purchased, sold and, if applicable, loaned by the {Fund Account}[Fund] and to monitor on a continuing basis the performance of the investments of the {Fund Account}[Fund]. In addition, the Subadviser shall place orders for the purchase and sale of investments for the {Fund Account}[Fund] and, subject to the provisions of this section, shall take reasonable steps to assure that those portfolio transactions are effected subject to the best execution under the circumstances. The Subadviser shall advise the custodian for the Fund ("Custodian") and the Manager on a prompt basis of each purchase and sale of an investment for the {Fund Account}[Fund] specifying the name of the issuer, the CUSIP number (if available), the description and amount (or number of shares) of the investment purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall furnish to the Manager, the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the {Fund Account}[Fund], all in such detail as the Trust or the Manager may reasonably request. The Subadviser shall also inform the Manager, the Trust's officers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the {Fund Account}[Fund]. The Subadviser shall make its officers and employees available to meet with the Manager, the Trust's officers and the Board at least quarterly on due notice and at such other times as may be mutually agreeable, to review the investments and investment performance of the {Fund Account}[Fund] in the light of the Fund's investment objectives and policies and market conditions.

   It shall be the duty of the Subadviser to furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

   In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Fund or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Fund or the Manager.

   In furnishing the services under this Agreement, the Subadviser shall comply with the requirements of the Investment Company Act and of the Investment Advisers Act of 1940 ("Advisers Act") applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority (including, without limitation, any self-regulatory organization). The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Fund.

   The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the {Fund Account}[Fund], taking into account the factors specified in the Prospectus and Statement of Additional Information of the Trust relating to the Fund. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the {Fund

Account}[Fund] to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to accounts as to which it exercises investment discretion. The Subadviser shall provide such reports as the Board or the Manager may request with respect to the {Fund Account's}[Fund's] brokerage and the manner in which that brokerage was allocated.

   The {Fund Account}[Fund] assets shall be maintained in the custody of the Custodian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets [of the Fund]{contained in the Fund Account,} and shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser. The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliated person of the Custodian.

   2. Delivery of Documents to the Subadviser. The Manager shall furnish to the Subadviser copies of each of the following documents:

   (i) The Declaration of Trust of the Trust as in effect on the date hereof;

   (ii) The By-laws of the Trust in effect on the date hereof;

   (iii) The resolutions of the Board approving the engagement of the Subadviser as subadviser for the Series and approving the form of this agreement;

   (iv) The resolutions of the Board selecting the Manager as investment manager to the Series and approving the form of the Investment Management Agreement with the Trust, on behalf of the Fund;

   (v) The Investment Management Agreement with the Trust on behalf of the Fund;

   (vi) The Code of Ethics of the Trust and of the Manager as currently in effect;

   (vii) Current copies of the Prospectus and Statement of Additional Information of the Trust relating to the Fund;

   (viii) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Fund; and

   The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (i) through (viii) above shall be provided within 30 days of the time such materials became available to the Manager and, until so provided, the Subadviser may continue to rely on those documents previously provided.

   During the term of this Agreement, the Manager also shall furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may mutually agree that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

   In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

   3. Delivery of Documents to the Manager. The Subadviser shall furnish the Manager with copies of each of the following documents:

   (i) The Subadviser's most recent balance sheet;

   (ii) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the Custodian and the fund accounting agent of Trust assets for the Fund;

   (iii) The Code of Ethics of the Subadviser as currently in effect; and

   (iv) Any compliance policies, trading, commission and other reports, confirmation of the Subadviser's insurance coverage (in form and substance satisfactory to the Manager), and such other management or operational documents as the Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Subadviser.

   The Subadviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act, as amended. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Subadviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested person of the Trust, may approve such change not later than six months after its adoption by the Subadviser, as required by Rule 17j-1. The Subadviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Subadviser shall provide the Board with a written report that, as required by Rule 17j-1: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Subadviser shall permit the Trust to examine the reports to be made by the Subadviser under Rule 17j-1(d) and the records the Subadviser maintains pursuant to Rule 17j-1(f).

   The Subadviser shall furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (i) through (iii) above shall be provided within 30 days of the time such materials became available to the Subadviser.

   The Subadviser shall promptly notify the Manager of any transaction or other event that results in an "assignment" of this Agreement within the meaning of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

   4. Other Agreements, etc. It is understood that any of the shareholders, the Trustees, officers and employees of the Trust or the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, and that any such interested person or any such organization may have an interest in the Trust or the Fund. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. On occasions when the Subadviser deems the purchase or sale of a security for the {Fund Account}[Fund] to be in the best interest of the Fund, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell for the {Fund Account}[Fund], or recommend for purchaser or sale, by the {Fund Account}[Fund] any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.

   The Subadviser may give advice and take action with respect to other funds or clients, or for its own account which may differ from the advice or the timing or nature of action taken with respect to the {Fund Account}[Fund].

   Nothing in this Agreement shall be implied to prevent (1) the Manager from engaging other subadvisers to provide investment advice and other services in relation to assets of the Fund, or other series of the Trust for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such assets or series; or (2) the Subadviser from providing investment advice and other services to other funds or clients.

5.  Fees, Expenses and Other Charges.

   (i) {Scudder Focus Value + Growth Fund: For its services hereunder, the Subadviser shall be paid a management fee by the Manager according to the fee schedule attached hereto as Schedule A.}

   [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Subject to the provisions of this Agreement, the duties of the Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Subadviser by the Manager under and pursuant to this Agreement may be adjusted from time to time by the Manager with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Investment Company Act.]

   (ii) The Subadviser, at its expense, shall furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under this Agreement.

   6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Fund. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Fund.

   The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

   7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act. {Scudder Focus Value & Growth Fund: The Manager and the Subadviser acknowledge that the Fund Account represents only a portion of the Series and that the Subadviser shall not be responsible for ensuring that the Series as a whole is managed in a manner that complies with applicable rules and regulations of the SEC and Subchapter M of the Internal Revenue Code.} The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Fund as the Subadviser and the Manager may agree {Scudder Focus Value + Growth Fund: including, if requested by the Manager, managing the Fund Account as if it were a separate investment company for purposes of determining compliance with the rules and regulations of the SEC, the Fund's investment policies and restrictions and the Fund's qualification as a registered investment company under Subchapter M of the Internal Revenue Code. The Subadviser also covenants that it shall cooperate with the Manager's (or its designee's) personnel to ensure that the Fund is in conformity with such rules and regulations, investment policies and restrictions and Subchapter M, including providing such information concerning the purchase or sale of investments on behalf of the Fund Account as the Manager may request.} [Scudder Strategic Income Fund, Scudder Worldwide 2004
Fund: The Subadviser also covenants that it will manage the Fund in conformity with all applicable rules and regulations of the SEC in all material respects and so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") .]

   8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning the transactions and performance of the {Fund Account}[Fund], including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the {Fund Account}[Fund] and discuss the management of it. If requested by the Manager, the Subadviser shall also furnish the Manager quarterly compliance certifications. The Subadviser shall permit its financial statements, books and records with respect to the Fund to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Fund any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

   In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Subadviser agrees that all records it maintains for the Trust with respect to the {Fund Account}[Fund] are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. However, the Subadviser may retain copies of such records to comply with the recordkeeping requirements of the Investment Advisers Act and Investment Company Act. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records it maintains for the Trust.


   9. Continuance and Termination. This Agreement shall remain in full force and effect through [date], and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment by either party to this Agreement, as defined in the Investment Company Act, or upon termination of the Manager's Investment Management Agreement with the Trust, on behalf of the Fund. In addition, the Manager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

   10. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

   11. Voting Rights. The Manager shall be responsible for exercising any voting rights of any investments of the Fund.

   12. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as manager of the {Fund Account}[Fund] (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement; or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, the Advisers Act and the Securities Exchange Act of 1934.

   In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   The Manager agrees to indemnify and hold harmless the Subadviser and any affiliated person or controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

   In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   13. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (1) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy; or (2) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

   For the purposes of this Agreement, the terms "affiliated person," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, and the term "controlling person" shall have the meaning defined in the 1933 Act, subject, however, to such exemptions as may be granted by the SEC under such Acts.

   14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee provides in writing to the others for the delivery of such notices and communications, and shall be deemed to have been given at the time of delivery.

If to the Manager:        ZURICH SCUDDER INVESTMENTS, INC.
                          [Address]

If to the Trust:          [NAME OF TRUST]
                          [Name of Series]
                          [Address]

If to the Subadviser:     [NAME OF SUBADVISER]
                          [Address]

   15. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or Manager from time to time.

   16. Law. [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the Investment Company Act, except with respect to Section 16, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.] {Scudder Focus Value + Growth Fund: This Agreement is governed by and shall be construed in accordance with the laws of the Commonwealth of Massachusetts in a manner not in conflict with the provisions of the Investment Company Act.}

   17. Limitation of Liability of the Trust, Trustees, and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Fund. No series of the Trust shall be liable for the obligations of any other series.

   18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

   IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                            ZURICH SCUDDER INVESTMENTS, INC.

Attest: _______________________________ By: ___________________________________
Name:                                   Name:
Title:                                  Title:

                            [NAME OF SUBADVISER]

Attest: _______________________________ By: ___________________________________
Name:                                   Name:
Title:                                  Title:

                      {Scudder Focus Value + Growth Fund:
                    Schedule A to the Subadvisory Agreement
      for the Scudder Focus Value + Growth Fund (the "Fund"), a series of
              Scudder Focus Value Plus Growth Fund (the "Trust"),
                             made as of the [Date]
           between Zurich Scudder Investments, Inc. (the "Manager")
                  and [Name of Subadviser] (the "Subadviser")

                                 FEE SCHEDULE

   As compensation for its services described herein, the Subadviser shall receive from the Manager a monthly fee based on a percentage of the combined average daily net assets of the Fund Account and the Fund Account referred to in the Subadvisory Agreement made as of the [date], 2002, between the Manager and the Subadviser relating to the Scudder Focus Value & Growth Portfolio of Scudder Variable Series II (the "Scudder Variable Series II Fund Account") calculated as the product of (a) the monthly fee determined on the basis of the combined average daily net assets of the Fund Account and the Scudder Variable Series II Fund Account as provided in the schedule below, and (b) the quotient of (i) average daily net assets of the Fund Account for the period in question divided by (ii) the combined average daily net assets of the Fund Account and of the Scudder Variable Series II Fund Account for such period.

            Net Assets*                             Annualized Rate
            -----------                             ---------------
            $0-$100 million                           0.45 of 1%
            $100-500 million                          0.40 of 1%
            $500-1 billion                            0.35 of 1%
            $1-2 billion                              0.30 of 1%
            $2 billion +                              0.25 of 1%

--------
* Combined net assets of the Fund Account and the Scudder Variable Series II Plus Fund Account

   The "average daily net assets" of the Fund Account and the Scudder Variable Series II Fund Account shall be calculated at such time or times as the Board may determine in accordance with the provisions of the Investment Company Act of 1940. The value of the net assets of the Fund Account and the Scudder Focus Value Plus Fund Account shall always be determined pursuant to the applicable provisions of the applicable Declaration of Trust and Registration Statement. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purpose of this Schedule A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees shall be prorated appropriately if the Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.}

                                   EXHIBIT D

                      FORM OF DVM SUB-ADVISORY AGREEMENT

                     SCUDDER FOCUS VALUE PLUS GROWTH FUND

                            SUB-ADVISORY AGREEMENT

   AGREEMENT made this -- day of --, 200--, by and between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

   WHEREAS, SCUDDER FOCUS VALUE PLUS GROWTH FUND, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, the Adviser acts as manager for the Fund pursuant to the Investment Management Agreement (the "Management Agreement") and is responsible for the day-to-day management and overall administration of the Fund; and

   WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for those assets of the Fund that Adviser determines to assign to Sub-Adviser (those assets being referred to as the "Fund Account") and the Sub-Adviser is willing to render such services.

   NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.  Appointment of Sub-Adviser.

   (a) The Adviser hereby employs the Sub-Adviser to serve the Adviser as investment counsel with respect to the Fund Account in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth. The Sub-Adviser shall provide research and analysis relative to the investment program and investments of the Fund Account, determine what securities should be bought and sold for the account of the Fund Account and monitor on a continuing basis the performance of the portfolio securities of the Fund Account. The Sub-Adviser shall place orders for the purchase or sale of portfolio securities for the account of the Fund Account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the Fund Account. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund Account best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a broker or dealer to be paid out of the Fund Account an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund Account and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

   Nothing in this Agreement prevents the Adviser from engaging other sub-advisers to provide investment advice and other services in relation to assets of the Fund for which the Sub-Adviser does not provide services under this Agreement, or providing such services itself in relation to such assets.

   (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services in respect of the Fund Account, and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the Fund Account or the Adviser in any way or otherwise be deemed an agent of the Fund, the Fund Account or the Adviser.

   (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the Fund Account and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

   (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the Fund Account.

   (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

   (f) The Sub-Adviser shall manage the Fund Account in accordance with the procedures and instructions set out or referred to in this Section 1(f) so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("IRC"). The Sub-Adviser covenants that it shall carry out appropriate compliance procedures necessary to the operation of the Fund as the Sub-Adviser and the Adviser may agree. Unless instructed otherwise by the Adviser, the Sub-Adviser shall manage the Fund Account as if it were a separate investment company for purposes of determining compliance with the rules and regulations of the United States Securities and Exchange Commission ("SEC"), the Fund's investment policies and restrictions and the Fund's qualification as a registered investment company under Subchapter M of the IRC, and shall also manage the Fund Account in accordance with such other instructions as the Adviser may give to the Sub-Adviser from time to time. The Sub-Adviser also covenants that it shall cooperate with the Adviser's (or its designee's) personnel to ensure that the Fund is in conformity with such rules and regulations, investment policies and restrictions and Subchapter M, including providing such information concerning the purchase or sale of investments on behalf of the Fund Account as the Adviser may request. The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the Fund Account as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Adviser or the Fund's Board of Trustees such periodic and special reports with respect to the Fund Account as the Adviser or the Board of Trustees may reasonably request, including statistical information with respect to the Fund Account's securities. The Sub-Adviser will not be liable for the Fund ceasing to qualify as a regulated investment company under Subchapter M of the IRC as a result of the management of assets of the Fund other than those assets constituting the Fund Account provided that the Sub-Adviser has complied with its obligations under this
Section 1(f).

   (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under such Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

   (h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

   (i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the Fund or the Fund Account.

   (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

   (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

   (l) The Sub-Adviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Sub-Adviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested persons of the Fund, may approve such change not later than six months after its adoption by the Sub-Adviser, as required by Rule 17j-1. The Sub-Adviser also shall provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each calendar year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Fund may reasonably request), the Sub-Adviser shall provide the Board with a written report that, as required by Rule 17j-1: (i) describes any issue arising under the Sub-Adviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (ii) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon written request of the Fund, the Sub-Adviser shall permit the Fund to examine the reports to be made by the Sub-Adviser under Rule 17j-1(d) and the records the Sub-Adviser maintains pursuant to Rule 17j-1(f).

2.  Compensation.

   For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee of 1/12 of an annualized amount computed by applying the annual rates set forth in Appendix A to the applicable average daily net assets of the Fund Account as defined below for such month.

   For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

3. Net Asset Value. The net asset value for the Fund Account shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the Fund Account shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

4.  Duration and Termination.

   (a) This Agreement shall become effective with respect to the Fund Account on the first business day following the date it is approved in the manner required by the Investment Company Act and the rules and regulations thereunder and shall remain in full force until June 30, 2007, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this agreement shall continue in full force through June 30, 2007, and from year to year thereafter only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

   (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

   (c) If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

   (d) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

   (e) The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

   (f) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

   (g) Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

   (h) The provisions of Sections 8 and 10 shall survive the termination of this Agreement.

5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

   (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

   (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

   (c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

   (d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Fund and the Fund Account of which the Sub-Adviser has knowledge (the "Sub-Adviser and Fund Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

   (a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

   (b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

   (c) The Sub-Adviser shall at all times comply with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Trustees of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

   (d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and Fund Information; and

   (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $3 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

7.  Use of Names.

   (a) The Sub-Adviser acknowledges and agrees that the names Scudder Focus Value Plus Growth Fund and Scudder (whether used by themselves or in combination with other words), and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Scudder Focus Value Plus Growth Fund and Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to Scudder Focus Value Plus Growth Fund or Scudder or any abbreviations or logos associated with those names or any other names or associated abbreviations or logos of affiliates of the Adviser; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund Account in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Fund Account or the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

8. Confidentiality. Each of the Sub-Adviser and the Adviser shall not (and shall ensure that persons associated with it (as defined in Section 202(a)(17) of the Advisers Act) and its employees, agents, consultants, subcontractors and other representatives do not) (each such person, a "Recipient Party") disclose information of a confidential or proprietary character relating to the other party to this Agreement, or the other party's affiliates known to the Recipient Party as a result of the Sub-Adviser providing services under this Agreement, without the other party's prior written consent. This Section 8 does not apply to information that (i) is generally known to the public other than as a result of a breach of this Section 8, (ii) was already properly in, or comes into, the Recipient Party's possession on a non-confidential basis from a source not connected with the other party provided that such source was not prohibited from disclosing that information by an obligation owed to the other party or
(iii) the Recipient Party can demonstrate was independently developed without the benefit of confidential or proprietary information from the other party. Notwithstanding this Section 8, the Adviser may disclose to the Board of Trustees of the Fund this Agreement and whatever information about its relationship with the Sub-Adviser that the Adviser wishes to disclose to it.

9. Standard of Care. Except as may otherwise be required by law, and except as may be set forth in Section 10, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the Fund Account, or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

10.  Indemnifications.

   (a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Adviser or the Fund may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, directors, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's and Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

   (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action by the Fund other than wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

   (c) Promptly after receipt by a party indemnified under Section 10(a) or 10(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

11. Survival. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

12. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York without giving effect to the rules of conflict of laws in the state of New York to the extent those rules would require or permit the application of another jurisdiction's laws.

14.  Miscellaneous.

   (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

   (c) The Sub-Adviser shall not be responsible for the costs associated with obtaining shareholder approval of this Agreement (including the costs of the registration update required as a result of such original shareholder approval of this Agreement). The Sub-Adviser will bear the costs associated with any registration update relating to the Fund required under the securities laws as a result of events within the direct or indirect control of or otherwise caused by the Sub-Adviser provided that, if requested by the Sub-Adviser, the Adviser shall use commercially reasonable efforts to incorporate such updates with any other types of updates (in which case the Sub-Adviser will bear only the marginal costs attributable to the Sub-Adviser).

   (d) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

   ZURICH SCUDDER INVESTMENTS, INC.

   By:_______________________________________________________________________
   Title: Managing Director

   DREMAN VALUE MANAGEMENT, L.L.C.

   By:_______________________________________________________________________
   Title: Chairman

                       FOR THE PURPOSE OF ACCEPTING ITS OBLIGATIONS UNDER
                       SECTION 7 HEREIN ONLY

                       SCUDDER FOCUS VALUE+GROWTH FUND

                       By:___________________________________________________
                       Title: President

                                  APPENDIX A
                     Investment Management Subadvisory Fee

       Applicable Average Daily
              Net Assets                Annual Rate
              ----------                -----------
       $0-$250,000,000                  0.40 of 1%
       next $250,000,000                0.35 of 1%
       next $500,000,000                0.3375 of 1%
       over $1,000,000,000              0.2875 of 1%

                                   EXHIBIT E

        INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DVM

                                                        Advisory Fee
 Name of Fund or Portfolio     Net Assets      (% of average daily net assets)
 ------------------------- ------------------- -------------------------------
 Scudder-Dreman Financial  $  174,377,929/(1)/   0.240% to $250 million
 Services Fund                                   0.230% next $750 million
                                                 0.224% next $1.5 billion
                                                 0.218% next $2.5 billion
                                                 0.208% next $2.5 billion
                                                 0.205% next $2.5 billion
                                                 0.202% next $2.5 billion
                                                 0.198% thereafter

 Scudder-Dreman High       $4,140,687,437/(1)/   0.240% to $250 million
 Return Equity Fund                              0.230% next $750 million
                                                 0.224% next $1.5 billion
                                                 0.218% next $2.5 billion
                                                 0.208% next $2.5 billion
                                                 0.205% next $2.5 billion
                                                 0.202% next $2.5 billion
                                                 0.198% thereafter

 SVS Dreman Financial      $  117,047,378/(2)/   0.3375 of 1%
 Services Portfolio

 SVS Dreman High Return    $  443,396,453/(2)/   0.3375 of 1%
 Equity Portfolio

 Scudder-Dreman Small Cap  $  373,728,181/(1)/   0.375% to $500,000; 0.340%
 Value Fund                                      over $500,000

 SVS Dreman Small Cap      $  193,734,241/(2)/   0.375 of 1%
 Value Portfolio

(1) As of November 30, 2001.
(2) As of December 31, 2001.

                                   EXHIBIT F

                 INFORMATION REGARDING OTHER FUNDS ADVISED OR
                             SUB-ADVISED BY DEAMIS

                                 Net Assets as of
                                   December 31,            Advisory Fee
Name of Fund                           2001       (% of average daily net assets)
------------                     ---------------- -------------------------------
International Select Equity Fund   $258,283,127                0.70%

Emerging Markets Debt Fund         $ 74,401,141                1.00%

Emerging Markets Equity Fund       $122,395,262                1.00%

                                  APPENDIX 1

                               Trusts and Series

                        Scudder Aggressive Growth Fund

                            Scudder Blue Chip Fund

                          Scudder Dynamic Growth Fund

                          Scudder Floating Rate Fund

                     Scudder Focus Value Plus Growth Fund
                        Scudder Focus Value+Growth Fund

                              Scudder Growth Fund

                           Scudder High Yield Series
                            Scudder High-Yield Fund

                            Scudder Investors Trust
                           Scudder Focus Growth Fund
                             Scudder Research Fund
                          Scudder S&P 500 Stock Fund

                              Scudder Portfolios
                          Scudder Cash Reserves Fund

                     Scudder State Tax-Free Income Series
                    Scudder California Tax-Free Income Fund
                     Scudder Florida Tax-Free Income Fund
                     Scudder New York Tax-Free Income Fund

                         Scudder Strategic Income Fund

                              Scudder Target Fund
                      Scudder Retirement Fund--Series IV
                       Scudder Retirement Fund--Series V
                      Scudder Retirement Fund--Series VI
                      Scudder Retirement Fund--Series VII
                           Scudder Target 2010 Fund
                           Scudder Target 2011 Fund
                           Scudder Target 2012 Fund
                          Scudder Worldwide 2004 Fund

                            Scudder Technology Fund

                           Scudder Total Return Fund

                    Scudder U.S. Government Securities Fund

                                  APPENDIX 2

                         INFORMATION REGARDING SCUDDER

   Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

   As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

   On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

   The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

 Directors and Officers of Scudder

   Steven M. Gluckstern, 105 East 17/th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

   Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

   Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

   Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

   Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

   Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

   Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

   Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

   Appendix 11 includes information regarding each officer of each Trust who is associated with Scudder.

   Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreements or on its ability to operate its businesses in a manner consistent with its current practices.

   Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each of the Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments executive defined contribution plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the Transaction, the respective accounts of each participant in such Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

   Scudder also informed the Funds that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates') securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

                                  APPENDIX 3

                      PROPOSED PORTFOLIO MANAGER CHANGES

   Below is a table that shows, as of February 4, 2002, the anticipated changes to the lead portfolio management of the Funds. The information contained in the table is subject to change prior to or following the close of the Transaction. Shareholders of a Fund will be notified following a change in their Fund's lead portfolio manager(s).

                            Lead Portfolio Managers        Lead Portfolio Managers
           Fund             as of December 31, 2001         after the Transaction
           ----             ------------------------ -----------------------------------

Scudder Blue Chip Fund      Tracy McCormick          Joshua Feuerman

Scudder California Tax-Free Philip G. Condon,        Philip G. Condon
Income Fund                 Eleanor R. Brennan

Scudder Cash Reserves       Frank J. Rachwalski, Jr. Darlene Rasel
Fund

Scudder Dynamic Growth      Jesus C. Cabrera         Sewall F. Hodges
Fund

Scudder Floating Rate Fund  Kelly Babson             Kelly Babson, Kenneth Weber

Scudder Florida Tax-Free    Philip G. Condon,        Philip G. Condon
Income Fund                 Eleanor R. Brennan

Scudder Focus               Lois Roman; Jennison     Dreman Value Management, LLC;
Value+Growth Fund           Associates LLC           Jennison Associates, LLC

Scudder Growth Fund         Gary A. Langbaum,        Jesse Stuart
                            Jesse Stuart

Scudder High-Yield Fund     Harry E. Resis, Jr.      Andrew Cestone, Harry E. Resis, Jr.

Scudder New York Tax-       Philip G. Condon,        Philip G. Condon
Free Income Fund            Ashton P. Goodfield

Scudder Retirement Fund--   Tracy McCormick          Kathleen T. Millard
Series IV

Scudder Retirement Fund--   Tracy McCormick          Kathleen T. Millard
Series V

Scudder Retirement Fund--   Tracy McCormick          Kathleen T. Millard
Series VI

Scudder Retirement Fund--   Tracy McCormick          Kathleen T. Millard
Series VII

Scudder Strategic Income    J. Patrick Beimford,     Greg Boal, Jan C. Faller
Fund                        Jan C. Faller

Scudder Target 2010 Fund    Tracy McCormick          Kathleen T. Millard

Scudder Target 2011 Fund    Tracy McCormick          Kathleen T. Millard

                          Lead Portfolio Managers       Lead Portfolio Managers
          Fund            as of December 31, 2001        after the Transaction
          ----            ----------------------- -----------------------------------

Scudder Target 2012 Fund   Tracy McCormick        Kathleen T. Millard

Scudder Technology Fund    Robert L. Horton       Blair Treisman

Scudder Total Return Fund  Gary A. Langbaum       William F. Gadsden, Christopher
                                                  Gagnier, David Baldt, Timothy Vile,
                                                  Gary Bartlett, Warren Davis, Daniel
                                                  Taylor, Thomas Flaherty, Janet
                                                  Campagna

Scudder U.S. Government    Richard L. Vandenberg  John Dugenske
Securities Fund

Scudder Worldwide 2004     Irene T. Cheng, Marc   Irene T. Cheng
Fund                       Slendebroek

                                  APPENDIX 4

                  FEES PAID TO SFAC, SISC, SSC, SDI AND SISI

                                     Fiscal   Unitary    Aggregate   Aggregate  Aggregate  Aggregate    Aggregate
               Fund                   Year   Admin. Fee Fee to SFAC Fee to SISC Fee to SSC Fee to SDI  Fee to SISI
               ----                 -------- ---------- ----------- ----------- ---------- ----------- -----------
Scudder Aggressive Growth Fund       9/30/01 $  260,901   $    0    $1,024,610     $  0    $ 1,335,309   $ 2,719
Scudder Blue Chip Fund              10/31/01 $1,196,887   $    0    $1,643,275     $  0    $ 5,741,289   $ 2,949
Scudder California Tax-Free Income
 Fund                                8/31/01 $  222,067   $    0    $  277,350     $  0    $ 2,063,843   $ 5,411
Scudder Cash Reserves Fund           9/30/01 $        0   $    0    $1,182,079     $  0    $ 3,320,267   $ 7,675
Scudder Dynamic Growth Fund          9/30/01 $  538,380   $    0    $1,356,454     $  0    $ 2,481,247   $ 2,689
Scudder Floating Rate Fund           8/31/01 $   89,773   $    0    $    7,661     $  0    $ 1,179,953   $12,100
Scudder Florida Tax-Free Income
 Fund                                8/31/01 $   15,308   $    0    $   17,683     $  0    $   194,678   $ 3,147
Scudder Focus Growth Fund            8/31/01 $    1,126   $    0    $        0     $  0    $     1,366   $ 3,175
Scudder Focus Value+Growth Fund     11/30/01 $  209,744   $    0    $  258,069     $  0    $   868,991   $ 2,874
Scudder Growth Fund                  9/30/01 $1,168,770   $    0    $3,682,563     $  0    $ 7,956,170   $ 2,699
Scudder High-Yield Fund              9/30/01 $2,225,596   $    0    $3,050,152     $  0    $13,568,024   $ 2,660
Scudder New York Tax-Free Income
 Fund                                8/31/01 $  111,342   $    0    $   95,152     $  0    $   594,010   $ 3,147
Scudder Research Fund                8/31/01 $    2,642   $    0    $        0     $  0    $     4,063   $ 3,748
Scudder Retirement Fund--Series IV   7/31/01 $   18,855   $    0    $  139,118     $  0    $   242,713   $    32
Scudder Retirement Fund--Series V    7/31/01 $   19,586   $    0    $  122,379     $  0    $   248,792   $    32
Scudder Retirement Fund--Series VI   7/31/01 $   11,189   $    0    $   56,636     $  0    $   147,419   $    32
Scudder Retirement Fund--Series VII  7/31/01 $    8,415   $    0    $   61,060     $  0    $   111,197   $    32
Scudder S&P 500 Stock Fund           8/31/01 $   49,208   $8,987    $  213,321     $  0    $   164,343   $ 8,518
Scudder Strategic Income Fund       10/31/01 $  644,802   $    0    $  742,645     $  0    $ 2,089,497   $ 2,810
Scudder Target 2010 Fund             7/31/01 $   15,687   $    0    $  105,305     $  0    $   182,167   $    42

                                             Unitary
                                    Fiscal   Admin.     Aggregate   Aggregate  Aggregate  Aggregate    Aggregate
               Fund                  Year      Fee     Fee to SFAC Fee to SISC Fee to SSC Fee to SDI  Fee to SISI
               ----                -------- ---------- ----------- ----------- ---------- ----------- -----------
Scudder Target 2011 Fund            7/31/01 $   22,851    $   0    $  132,481     $  0    $   262,183   $10,022
Scudder Target 2012 Fund            7/31/01 $   19,040    $   0    $  140,553     $  0    $   255,355   $    32
Scudder Technology Fund            10/31/01 $2,367,050    $   0    $4,981,473     $  0    $13,831,451   $ 2,874
Scudder Total Return Fund          10/31/01 $2,993,793    $   0    $3,826,613     $  0    $12,129,232   $ 4,059
Scudder U.S. Government Securities
 Fund                              10/31/01 $3,495,108    $   0    $2,051,740     $  0    $ 8,596,139   $ 2,635
Scudder Worldwide 2004 Fund         7/31/01 $    7,728    $   0    $   34,687     $  0    $    55,657   $    32

                                  APPENDIX 5

              FUND MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE
                                MANAGEMENT FEES

                                                                           Aggregate
                       Fiscal                                              Management
        Fund            Year     Net Assets       Management Fee Rate      Fee Paid+*
        ----          -------- -------------- ---------------------------- ----------
Scudder Aggressive     9/30/01 $  159,724,463 Base investment              $1,265,863
Growth Fund                                   management fee of 0.65%
                                              of average daily net assets
                                              plus or minus an incentive
                                              fee based upon the
                                              investment performance of
                                              the Fund's Class A shares as
                                              compared with the
                                              performance of the Standard
                                              & Poor's 500 Stock Index,
                                              which may result in a total
                                              fee ranging from 0.45% to
                                              0.85%

Scudder Blue Chip     10/31/01 $  786,528,057 0.580% to $250 million       $5,478,223
Fund                                          0.550% next $750 million
                                              0.530% next $1.5 billion
                                              0.510% next $2.5 billion
                                              0.480% next $2.5 billion
                                              0.460% next $2.5 billion
                                              0.440% next $2.5 billion
                                              0.420% over $12.5 billion

Scudder California     8/31/01 $1,120,773,073 0.550% to $250 million       $4,451,538
Tax-Free Income Fund.                         0.520% next $750 million
                                              0.500% next $1.5 billion
                                              0.480% next $2.5 billion
                                              0.450% next $2.5 billion
                                              0.430% next $2.5 billion
                                              0.410% next $2.5 billion
                                              0.400% over $12.5 billion

Scudder Cash Reserves  9/30/01 $  594,927,445 0.400% to $250 million       $2,005,011
Fund                                          0.380% next $750 million
                                              0.350% next $1.5 billion
                                              0.320% next $2.5 billion
                                              0.300% next $2.5 billion
                                              0.280% next $2.5 billion
                                              0.260% next $2.5 billion
                                              0.250% over $12.5 billion

                                                                           Aggregate
                       Fiscal                                              Management
        Fund            Year     Net Assets       Management Fee Rate      Fee Paid+*
        ----          -------- -------------- ---------------------------- -----------
Scudder Dynamic        9/30/01 $  405,852,514 Base investment              $ 3,719,656
Growth Fund                                   management fee of 0.65%
                                              of average daily net assets
                                              plus or minus an incentive
                                              fee based upon the
                                              investment performance of
                                              the Fund's Class A shares as
                                              compared with the
                                              performance of the Standard
                                              & Poor's 500 Stock Index,
                                              which may result in a total
                                              fee ranging from 0.35% to
                                              0.95%

Scudder Floating Rate  8/31/01 $  172,334,773 0.500% to $1 billion         $   922,884
Fund                                          0.490% next $2 billion
                                              0.480% next $2 billion
                                              0.470% next $5 billion
                                              0.450% over $10 billion

Scudder Florida Tax-   8/31/01 $   72,545,834 0.550% to $250 million       $   404,352
Free Income Fund                              0.520% next $750 million
                                              0.500% next $1.5 billion
                                              0.480% next $2.5 billion
                                              0.450% next $2.5 billion
                                              0.430% next $2.5 billion
                                              0.410% next $2.5 billion
                                              0.400% over $12.5 billion

Scudder Focus Growth   8/31/01 $    1,660,237 0.700% to $250 million       $     5,294++
Fund                                          0.670% next $750 million
                                              0.650% next $1.5 billion
                                              0.630% over $2.5 billion

Scudder Focus         11/30/01 $  120,916,447 0.720% to $250 million       $ 1,004,938
Value+Growth Fund                             0.690% next $750 million
                                              0.660% next $1.5 billion
                                              0.640% next $2.5 billion
                                              0.600% next $2.5 billion
                                              0.580% next $2.5 billion
                                              0.560% next $2.5 billion
                                              0.540% over $12.5 billion

Scudder Growth Fund    9/30/01 $1,520,557,389 0.580% to $250 million       $11,659,440
                                              0.550% next $750 million
                                              0.530% next $1.5 billion
                                              0.510% next $2.5 billion
                                              0.480% next $2.5 billion
                                              0.460% next $2.5 billion
                                              0.440% next $2.5 billion
                                              0.420% over $12.5 billion

                                                                         Aggregate
                      Fiscal                                             Management
        Fund           Year     Net Assets       Management Fee Rate     Fee Paid+*
        ----         -------- -------------- --------------------------- -----------
Scudder High-Yield    9/30/01 $2,616,954,464 0.580% to $250 million      $16,242,096
Fund                                         0.550% next $750 million
                                             0.530% next $1.5 billion
                                             0.510% next $2.5 billion
                                             0.480% next $2.5 billion
                                             0.460% next $2.5 billion
                                             0.440% next $2.5 billion
                                             0.420% over $12.5 billion

Scudder New York      8/31/01 $  393,714,699 0.550% to $250 million      $ 1,355,595
Tax-Free Income Fund                         0.520% next $750 million
                                             0.500% next $1.5 billion
                                             0.480% next $2.5 billion
                                             0.450% next $2.5 billion
                                             0.430% next $2.5 billion
                                             0.410% next $2.5 billion
                                             0.400% over $12.5 billion

Scudder Research      8/31/01 $    3,163,209 0.700% to $250 million      $     3,905++
Fund                                         0.670% next $750 million
                                             0.650% next $1.5 billion
                                             0.630% over $2.5 billion

Scudder Retirement    7/31/01 $   92,519,779 0.500% of net assets        $   501,426
Fund--Series IV

Scudder Retirement    7/31/01 $   95,969,980 0.500% of net assets        $   522,227
Fund--Series V

Scudder Retirement    7/31/01 $   55,139,046 0.500% of net assets        $   295,022
Fund--Series VI

Scudder Retirement    7/31/01 $   41,353,502 0.500% of net assets        $   221,743
Fund--Series VII

Scudder S&P 500       8/31/01 $   64,797,072 0.400% to $100 million      $   157,835++
Stock Fund                                   0.360% next $100 million
                                             0.340% over $200 million/#/

Scudder Strategic    10/31/01 $  438,621,367 0.580% to $250 million      $ 2,666,693
Income Fund                                  0.550% next $750 million
                                             0.530% next $1.5 billion
                                             0.510% next $2.5 billion
                                             0.480% next $2.5 billion
                                             0.460% next $2.5 billion
                                             0.440% next $2.5 billion
                                             0.420% over $12.5 billion

Scudder Target 2010   7/31/01 $   77,860,228 0.500% of net assets        $   410,462
Fund

Scudder Target 2011   7/31/01 $  113,833,066 0.500% of net assets        $   571,149
Fund

                                                                        Aggregate
                       Fiscal                                           Management
        Fund            Year     Net Assets      Management Fee Rate    Fee Paid+*
        ----          -------- -------------- ------------------------- -----------

Scudder Target 2012    7/31/01 $   92,702,639 0.500% of net assets      $   510,710
Fund

Scudder Technology    10/31/01 $2,151,276,379 0.580% to $250 million    $17,186,344
Fund                                          0.550% next $750 million
                                              0.530% next $1.5 billion
                                              0.510% next $2.5 billion
                                              0.480% next $2.5 billion
                                              0.460% next $2.5 billion
                                              0.440% next $2.5 billion
                                              0.420% over $12.5 billion

Scudder Total Return  10/31/01 $2,872,748,836 0.580% to $250 million    $16,859,518
Fund                                          0.550% next $750 million
                                              0.530% next $1.5 billion
                                              0.510% next $2.5 billion
                                              0.480% next $2.5 billion
                                              0.460% next $2.5 billion
                                              0.440% next $2.5 billion
                                              0.420% over $12.5 billion

Scudder U.S.          10/31/01 $4,211,460,035 0.450% to $250 million    $13,520,837
Government Securities                         0.430% next $750 million
Fund                                          0.410% next $1.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% next $2.5 billion
                                              0.320% over $12.5 billion

Scudder Worldwide      7/31/01 $   20,320,036 0.600% of net assets      $   134,411
2004 Fund

--------
* The aggregate management fee paid amounts shown are for each Fund's most recently completed fiscal year, unless otherwise noted.
+ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder.
++ After waiver and/or expense limitations.
# Under the New Investment Management Agreement between Scudder and Scudder S&P 500 Stock Fund, the management fee rate will be 0.330% to $100 million, 0.290% to next $100 million, 0.270% over $200 million.

                                  APPENDIX 6

                         ADMINISTRATIVE SERVICES FEES

   The Funds listed below have entered into an administrative services agreement with Scudder (the "Administration Agreement"), pursuant to which Scudder provides or pays others to provide substantially all of the administrative services required by the Class A, Class B, Class C, Class I and Class S shares of the Funds (to the extent each Fund offers such classes) (other than those provided by Scudder under its investment management agreement with those Funds) in exchange for the payment by the Funds of an annual administrative fee (the "Administrative Fee") as listed below.

   The Administration Agreement will remain in effect with respect to the Class A, Class B, Class C, Class I and Class S shares (to the extent each Fund offers such classes) for an initial term ending September 30, 2003, subject to earlier termination by the Board of Trustees that oversees the Funds listed below. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including Non-interested Trustees, that oversee the Funds listed below. The fee payable by each Fund listed below to Scudder pursuant to the Administration Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

   Certain expenses of the Funds are not borne by Scudder under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Non-interested Trustees (including the fees and expenses of their independent counsel). Each Fund listed below continues to pay the fees required by its Investment Management Agreement with Scudder.

                        Administrative Services Fee (%)

                                            Class Class Class Class
                     Fund                     A     B     C     I   Class S
                     ----                   ----- ----- ----- ----- -------

    Scudder Aggressive Growth Fund          0.475 0.525 0.500 0.100   N/A

    Scudder Blue Chip Fund                  0.325 0.375 0.350 0.100   N/A

    Scudder California Tax-Free Income Fund 0.075 0.125 0.175   N/A  0.150

    Scudder Dynamic Growth Fund             0.375 0.525 0.425 0.100   N/A

    Scudder Floating Rate Fund              0.225 0.275 0.250  N/A    N/A

    Scudder Florida Tax-Free Income Fund    0.100 0.150 0.125  N/A    N/A

    Scudder Focus Growth Fund               0.325 0.375 0.350  N/A    N/A

    Scudder Focus Value+Growth Fund         0.325 0.375 0.350 0.100    N/A

    Scudder Growth Fund                     0.225 0.375 0.325 0.100    N/A

    Scudder High-Yield Fund                 0.200 0.275 0.275 0.100    N/A

    Scudder New York Tax-Free Income Fund   0.125 0.175 0.150   N/A  0.150

                                             Class Class Class Class Class
                      Fund                     A     B     C     I     S
                      ----                   ----- ----- ----- ----- -----

     Scudder Research Fund                   0.325 0.375 0.350   N/A  N/A

     Scudder Retirement Fund--Series IV      0.200   N/A   N/A   N/A  N/A

     Scudder Retirement Fund--Series V       0.200   N/A   N/A   N/A  N/A

     Scudder Retirement Fund--Series VI      0.200   N/A   N/A   N/A  N/A

     Scudder Retirement Fund--Series VII     0.200   N/A   N/A   N/A  N/A

     Scudder S&P 500 Stock Fund              0.350 0.400 0.375   N/A  N/A

     Scudder Strategic Income Fund           0.325 0.375 0.200 0.100  N/A

     Scudder Target 2010 Fund                0.200   N/A   N/A   N/A  N/A

     Scudder Target 2011 Fund                0.200   N/A   N/A   N/A  N/A

     Scudder Target 2012 Fund                0.200   N/A   N/A   N/A  N/A

     Scudder Technology Fund                 0.225 0.425 0.325 0.100  N/A

     Scudder Total Return Fund               0.225 0.375 0.300 0.100  N/A

     Scudder U.S. Government Securities Fund 0.200 0.250 0.175 0.100  N/A

     Scudder Worldwide 2004 Fund             0.375   N/A   N/A   N/A  N/A

                                  APPENDIX 7

              DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

                                                                       Termination
                                            Current                    Date (Unless
                               Date of     Investment   New Investment  Continued)
                               Current     Management     Management     For New
                              Investment Agreement Last   Agreement     Investment
                              Management  Approved By    Approved By    Management
            Fund              Agreement   Shareholders     Trustees     Agreement
            ----              ---------- -------------- -------------- ------------
Scudder Aggressive Growth        9/7/98     12/17/98        2/4/02       9/30/02
Fund
Scudder Blue Chip Fund           9/7/98     12/17/98        2/4/02       9/30/02
Scudder California Tax-Free      9/7/98     12/17/98        2/4/02       9/30/02
Income Fund
Scudder Cash Reserves Fund       9/7/98     12/17/98        2/4/02       9/30/02
Scudder Dynamic Growth           9/7/98     12/17/98        2/4/02       9/30/02
Fund
Scudder Floating Rate Fund      3/31/99      3/31/99        2/4/02       9/30/02
Scudder Florida Tax-Free         9/7/98     12/17/98        2/4/02       9/30/02
Income Fund
Scudder Focus Growth Fund      12/28/98       1/5/99        2/4/02       9/30/02
Scudder Focus Value+             9/7/98     12/17/98        2/4/02       9/30/02
Growth Fund
Scudder Growth Fund              9/7/98     12/17/98        2/4/02       9/30/02
Scudder High-Yield Fund          9/7/98     12/17/98        2/4/02       9/30/02
Scudder New York Tax-Free        9/7/98     12/17/98        2/4/02       9/30/02
Income Fund
Scudder Research Fund          12/28/98       1/5/99        2/4/02       9/30/02
Scudder Retirement Fund--        9/7/98     12/17/98        2/4/02       9/30/02
Series IV
Scudder Retirement Fund--        9/7/98     12/17/98        2/4/02       9/30/02
Series V
Scudder Retirement Fund--        9/7/98     12/17/98        2/4/02       9/30/02
Series VI
Scudder Retirement Fund--        9/7/98     12/17/98        2/4/02       9/30/02
Series VII
Scudder S&P 500 Stock Fund      3/31/00      3/31/00        2/4/02       9/30/02
Scudder Strategic Income Fund    9/7/98     12/17/98        2/4/02       9/30/02
Scudder Target 2010 Fund         9/7/98     12/17/98        2/4/02       9/30/02
Scudder Target 2011 Fund         9/7/98     12/17/98        2/4/02       9/30/02
Scudder Target 2012 Fund         9/7/98     12/17/98        2/4/02       9/30/02
Scudder Technology Fund          9/7/98     12/17/98        2/4/02       9/30/02
Scudder Total Return Fund        9/7/98     12/17/98        2/4/02       9/30/02
Scudder U.S. Government          9/7/98     12/17/98        2/4/02       9/30/02
Securities Fund
Scudder Worldwide 2004           9/7/98     12/17/98        2/4/02       9/30/02
Fund

                                  APPENDIX 8

                            FUND SHARES OUTSTANDING

   The table below sets forth the number of shares outstanding for each Fund as of December 31, 2001.

                                                    Number of Shares
                          Fund                        Outstanding
                          ----                   ----------------------
         Scudder Aggressive Growth Fund.........          14,476,619.23
         Scudder Blue Chip Fund.................          51,245,674.48
         Scudder California Tax-Free Income Fund         145,146,008.94
         Scudder Cash Reserves Fund.............         454,979,892.00
         Scudder Dynamic Growth Fund............         128,750,650.32
         Scudder Floating Rate Fund.............          33,182,518.22
         Scudder Florida Tax-Free Income Fund...           6,938,069.70
         Scudder Focus Growth Fund..............             359,512.43
         Scudder Growth Fund....................         162,969,846.64
         Scudder High-Yield Fund................         554,449,315.27
         Scudder New York Tax-Free Income Fund..          35,419,665.34
         Scudder Research Fund..................             405,822.53
         Scudder Retirement Fund-Series IV......           9,648,829.13
         Scudder Retirement Fund-Series V.......          10,886,411.25
         Scudder Retirement Fund-Series VI......           5,289,076.54
         Scudder Retirement Fund-Series VII.....           3,695,588.14
         Scudder S&P 500 Stock Fund.............          10,809,515.55
         Scudder Strategic Income Fund..........         101,038,803.92
         Scudder Target 2010 Fund...............           8,156,974.94
         Scudder Target 2011 Fund...............          12,112,589.43
         Scudder Target 2012 Fund...............          10,067,687.74
         Scudder Technology Fund................         198,698,993.82
         Scudder Total Return Fund..............         320,477,397.24
         Scudder U.S. Government Securities Fund         470,098,774.62
         Scudder Focus Value+Growth Fund........           9,909,106.62
         Scudder Worldwide 2004 Fund............           2,395,987.80

                                  APPENDIX 9

                BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

                                                                                                              Number of   Percent of
Fund Name and Class                               Name and Address of Beneficial Owner                         Shares       Shares
-------------------                               ------------------------------------                        ---------   ----------

Scudder Aggressive      Scudder Trust Company, f.b.o. Credence Systems Corp. Savings & Retirement Plan,         720,396      9.38
 Growth Fund, Class A   P.O. Box 957, Salem, NH 03079

Scudder Aggressive      Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City,             362,621      7.17
 Growth Fund, Class B   NJ 07303

Scudder Aggressive      Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York,             408,814     86.51
 Growth Fund, Class I   NY 10154
                        Zurich Scudder Investments, Money Purchase Plan, 345 Park Avenue,                        60,286     12.75
                        New York, NY 10154

Scudder Blue Chip Fund, Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City,           1,522,255      7.78
 Class B                NJ 07303
                        National Financial Services Corp., f.b.o. customers, 200 Liberty Street,              1,323,882      6.76
                        New York, NY 10281

Scudder Blue Chip Fund, Zurich Scudder Investments, Money Purchase Plan, 345 Park Avenue, New York, NY          203,051     57.35
 Class I                10154
                        Zurich Scudder Investments Supplemental Profit Sharing Plan, 345 Park Avenue,           139,097     39.28
                        New York, NY 10154

Scudder California Tax  Dean, Witter, Reynolds, Inc., f.b.o. customers, 5 World Trade Center,                 7,442,543      7.59
 Free Income Fund,      New York, NY 10048
 Class A                One Commerce Square, 2005 Market Street, Philadelphia, PA 19103                       7,115,120      7.25
                        Salomon Smith Barney, Inc., f.b.o. customers, 333 W. 34th Street,                     6,996,115      7.13
                        New York, NY 10001
                        First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glen Allen,          6,369,907      6.49
                        VA 23060

                                                                                                               Number of  Percent of
Fund Name and Class              Name and Address of Beneficial Owner                                           Shares      Shares
-------------------              ------------------------------------                                          ---------  ----------

Scudder California Tax BHC Securities Inc., f.b.o. customers, One Commerce Square, 2005 Market Street,            595,372   14.68
 Free Income Fund,     Philadelphia, PA 19103
 Class B               National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY      471,181   11.62
                       10281
                       Dean, Witter, Reynolds, Inc., f.b.o. customers, 5 World Trade Center, New York, NY 10048   310,118    7.65
                       Donaldson, Lufkin & Jenrette, Inc., f.b.o. customers, 200 Liberty Street, New York, NY     251,162    6.19
                       10281
                       Salomon Smith Barney, Inc., f.b.o. customers, 333 W. 34th Street, New York, NY 10001       207,220    5.11

Scudder California Tax Wedbush Morgan Securities, f.b.o. customers, P.O. Box 30014, Los Angeles, CA 90030         241,971   35.87
 Free Income Fund,     Zurich Scudder Investments, Inc., f.b.o. Helena Hale Living Trust, 345 Park                 50,095    7.42
 Class C               Avenue, New York, NY 10154
                       First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glen Allen, VA 23060       35,127    5.20

Scudder Cash Reserves  Oppenheimer & Company, f.b.o. customers, 280 Park Avenue, New York, NY 10017            21,833,768    9.49
 Fund, Class A

Scudder Cash Reserves  Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    21,277,589   12.07
 Fund, Class B

Scudder Cash Reserves  Wedbush Morgan Securities, f.b.o. customers, P.O. Box 30014, Los Angeles, CA 90030       3,305,380    5.07
 Fund, Class C

Scudder Dynamic        Zurich Scudder Investments, Inc., f.b.o. Chrysler 401(K) Plan Trust Account, 345 Park    5,543,280    5.54
 Growth Fund, Class A  Avenue, New York, NY 10154
                       First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glenn Allen, VA 23060   5,323,517    5.32

                                                                                                               Number of  Percent of
Fund Name and Class                               Name and Address of Beneficial Owner                          Shares      Shares
-------------------                               ------------------------------------                         ---------  ----------

Scudder Dynamic          Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154   1,472,847    65.30
 Growth Fund, Class I

Scudder Floating Rate    National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY    430,635    28.32
 Fund, Class A           10281
                         LINSCO/Private Ledger Corp., f.b.o. customers, 9785 Towne Center Drive, San Diego, CA    309,410    20.34
                         92121
                         Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303     203,574    13.38
                         First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glen Allen, VA 23060    117,345     7.71

Scudder Floating Rate    BHC Securities Inc., One Commerce Square, Philadelphia, PA 19103                       4,090,138    17.52
 Fund, Class B           National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY  3,164,205    13.55
                         10281
                         First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glen Allen, VA 23060  2,327,606     9.97
                         Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303   1,802,955     7.72

Scudder Florida Tax Free Merrill, Lynch, Pierce Fenner and Smith, f.b.o. customers, 4800 Deer Lake Drive,         609,998     9.70
 Income Fund, Class A    Jacksonville, FL 32246
                         National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY    471,104     7.49
                         10281

Scudder Florida Tax Free Merrill, Lynch, Pierce Fenner and Smith, f.b.o. customers, 4800 Deer Lake Drive,          60,450    10.67
 Income Fund, Class B    Jacksonville, FL 32246
                         Donaldson, Lufkin & Jenrette, Inc., f.b.o. customers, 200 Liberty Street, New York, NY    50,537     8.92
                         10281
                         National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY     44,788     7.90
                         10281

                                                                                                               Number of  Percent of
Fund Name and Class                                Name and Address of Beneficial Owner                         Shares      Shares
-------------------                                ------------------------------------                        ---------  ----------

Scudder Florida Tax Free National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY    19,618    22.60
 Income Fund, Class C    10281
                         LINSCO/Private Ledger Corp., f.b.o. customers, 9785 Towne Center Drive, San Diego, CA    15,322    17.65
                         92121
                         Donaldson, Lufkin & Jenrette, Inc., f.b.o. customers, 200 Liberty Street, New York, NY   13,543    15.60
                         10281
                         BHC Securities Inc., f.b.o. customers, One Commerce Square, 2005 Market Street,           7,323     8.43
                         Philadelphia, PA 19103
                         Zurich Scudder Investments, Inc., f.b.o. Joann Stone, 345 Park Avenue, New York, NY       5,668     6.53
                         10154
                         Zurich Scudder Investments, Inc., f.b.o. Claude and Anita Ruggian Trust, 345 Park         5,378     6.19
                         Avenue, New York, NY 10154
                         Salomon Smith Barney, Inc., f.b.o. customers, 333 W. 34th Street, New York, NY 10001      5,148     5.93

Scudder Focus Growth     Zurich Scudder Investments, 345 Park Avenue, New York, NY 10154                          86,810    63.62
 Fund, Class A

Scudder Focus Growth     Zurich Scudder Investments, 345 Park Avenue, New York, NY 10154                          87,156    73.76
 Fund, Class B

Scudder Focus Growth     Zurich Scudder Investments, 345 Park Avenue, New York, NY 10154                          87,156    83.08
 Fund, Class C

                                                                                                                Number of Percent of
Fund Name and Class                                Name and Address of Beneficial Owner                          Shares     Shares
-------------------                                ------------------------------------                         --------- ----------

Scudder Focus Value+     First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glen Allen, VA 23060     250,351   5.04
 Growth Fund, Class A

Scudder Focus Value+     National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY     264,234   6.33
 Growth Fund, Class B    10281

Scudder Growth Fund,     Scudder Trust Company, f.b.o. Zurich Scudder Investments Supplemental Profit Sharing      917,479  70.69
 Class I                 Plan, P.O. Box 957, Salem, NH 03079
                         Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154      308,740  23.79

Scudder High-Yield Fund, First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glenn Allen, VA 23060 23,506,769   6.01
 Class A

Scudder High-Yield Fund, Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303   12,389,119   9.39
 Class B                 First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glenn Allen, VA 23060 10,933,989   8.29
                         National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   9,622,567   7.29
                         10281

Scudder High-Yield Fund, First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glenn Allen, VA 23060  4,067,775  13.80
 Class C                 National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   2,522,582   8.56
                         10281
                         Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    1,627,434   5.52

Scudder High-Yield Fund, Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154    1,665,684  66.27
 Class I                 Scudder Trust Company, f.b.o. Zurich Scudder Investments Profit Sharing Plan,             805,427  32.04
                         P.O. Box 957, Salem, NH 03079

                                                                                                               Number of  Percent of
Fund Name and Class                              Name and Address of Beneficial Owner                           Shares      Shares
-------------------                              ------------------------------------                          ---------  ----------

Scudder New York Tax-   Salomon Smith Barney, Inc., f.b.o. customers, 333 W. 34th Street, New York, NY 10001   2,292,250    13.61
 Free Income Fund,
 Class A

Scudder New York Tax-   National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY    179,066    15.33
 Free Income Fund,      10281
 Class B                Salomon Smith Barney, Inc., f.b.o. customers, 333 W. 34th Street, New York, NY 10001     146,788    12.57

Scudder New York Tax-   Advest, Inc., f.b.o. customers, 90 State House Square, Hartford, CT 01603                 95,228    23.38
 Free Income Fund,      PaineWebber, f.b.o. customers, 1000 Harbor Blvd., Weehawken, NJ 07087                     72,063    17.69
 Class C                Merrill, Lynch, Pierce Fenner and Smith, f.b.o. customers, 4800 Deer Lake Drive,          55,148    13.53
                        Jacksonville, FL 32246
                        Salomon Smith Barney, Inc., f.b.o. customers, 333 W. 34th Street, New York, NY 10001      23,808     5.84

Scudder Research Fund,  SSC Investment Corp., 345 Park Avenue, New York, NY 10154                                115,212    80.02
 Class A                Zurich Scudder Investments, Inc., f.b.o. Edmond Villani, 345 Park Avenue, New York, NY     8,707     6.04
                        10154

Scudder Research Fund,  SSC Investment Corp., 345 Park Avenue, New York, NY 10154                                115,390    83.04
 Class B                Stifel Nicolaus & Company, Inc., f.b.o. customers, 501 North Broadway, St. Louis, MO       7,035     5.06
                        63102

Scudder Research Fund,  SSC Investment Corp., 345 Park Avenue, New York, NY 10154                                115,447    93.93
 Class C

Scudder Retirement Fund Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303     851,023     8.81
 - Series IV            National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY    755,869     7.83
                        10281

                                                                                                               Number of  Percent of
Fund Name and Class           Name and Address of Beneficial Owner                                              Shares      Shares
-------------------           ------------------------------------                                             ---------  ----------

Scudder Retirement Fund  National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   933,894     8.57
 - Series V              10281
                         Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    797,226     7.32

Scudder Retirement Fund  National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   691,122    13.06
 - Series VI             10281
                         Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    446,383     8.43

Scudder Retirement Fund  National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   520,572    14.08
 - Series VII            10281
                         Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    301,784     8.16

Scudder S&P 500 Stock    Scudder Trust Company, f.b.o. Credence Systems 401(k) Plan, P.O. Box 957, Salem, NH   1,207,406    15.79
 Fund, Class A           03079
                         Scudder Trust Company, f.b.o. IBEW Local Union #252 Contribution and 401(k) Plan, P.O.  588,955     7.70
                         Box 957, Salem, NH 03079

Scudder S&P 500 Stock    SSC Investment Corp., 345 Park Avenue, New York, NY 10154                               175,876     8.15
 Fund, Class B

Scudder S&P 500 Stock    SSC Investment Corp., 345 Park Avenue, New York, NY 10154                               175,876    17.41
 Fund, Class C

Scudder Strategic Income Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303  3,404,524    14.67
 Fund, Class B           National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY 2,226,940     9.59
                         10281
                         First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glen Allen, VA 23060 1,341,748     5.78
                         BHC Securities Inc., f.b.o. customers, One Commerce Square, 2005 Market Street,       1,246,417     5.37
                         Philadelphia, PA 19103



                                                                                                               Number of  Percent of
Fund Name and Class                              Name and Address of Beneficial Owner                           Shares      Shares
-------------------                              ------------------------------------                          ---------  ----------

Scudder Strategic Income National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   505,356    13.35
 Fund, Class C           10281
                         Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    425,966    11.25
                         Merrill, Lynch, Pierce, Fenner & Smith, f.b.o. customers, 4800 Deer Lake Drive,         304,514     8.04
                         Jacksonville, FL 32246

Scudder Target 2010      Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    551,311     6.75
 Fund                    National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   499,872     6.12
                         10281
                         First Clearing Corp., f.b.o. customers, 10700 Wheat First Drive, Glen Allen, VA 23060   468,065     5.73

Scudder Target 2011      National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   923,702     7.62
 Fund                    10281
                         Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    790,002     6.52

Scudder Target 2012      Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    738,842     7.33
 Fund                    National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   592,628     5.88
                         10281

Scudder Technology       Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303  4,299,789     8.52
 Fund, Class B           National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY 4,136,246     8.19
                         10281

                                                                                                              Number of  Percent of
Fund Name and Class                            Name and Address of Beneficial Owner                            Shares      Shares
-------------------                            ------------------------------------                           ---------  ----------

Scudder Technology   Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303       777,478     6.90
 Fund, Class C       Merrill, Lynch, Pierce Fenner and Smith, f.b.o. customers, 4800 Deer Lake Drive,           731,213     6.49
                     Jacksonville, FL 32246
                     National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY      588,352     5.22
                     10281

Scudder Technology   Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154     1,599,382    71.61
 Fund, Class I       Scudder Trust Company, f.b.o. Zurich Scudder Investments Profit Sharing Plan, P.O. Box     555,261    24.86
                     957, Salem, NH 03079

Scudder Total Return National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY    3,079,411     6.05
 Fund, Class B       10281
                     Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303     2,960,768     5.85

Scudder Total Return National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY      761,108     9.44
 Fund, Class C       10281
                     Merrill, Lynch, Pierce Fenner and Smith, f.b.o. customers, 4800 Deer Lake Drive,           478,605     5.49
                     Jacksonville, FL 32246

Scudder Total Return Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154       713,539    72.14
 Fund, Class I       Scudder Trust Company, f.b.o. Zurich Scudder Investments Profit Sharing Plan, P.O. Box     241,734    24.44
                     957, Salem, NH 03079

                                                                                                               Number of  Percent of
Name and Class                                  Name and Address of Beneficial Owner                            Shares      Shares
--------------                                  ------------------------------------                           ---------  ----------

Scudder U.S.           Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303    2,245,540     9.13
 Government Securities National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY   1,330,553     5.41
 Fund, Class B         10281
                       Merrill, Lynch, Pierce Fenner and Smith, f.b.o. customers, 4800 Deer Lake Drive,        1,310,293     5.32
                       Jacksonville, FL 32246

Scudder U.S.           Wedbush Morgan Securities, f.b.o. customers, P.O. Box 30014, Los Angeles, CA 90030      1,429,427    16.28
 Government Securities Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303      810,626     9.23
 Fund, Class C         Merrill, Lynch, Pierce Fenner and Smith, f.b.o. customers, 4800 Deer Lake Drive,          586,063     6.67
                       Jacksonville, FL 32246
                       National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY     492,230     5.60
                       10281

Scudder U.S.           Scudder Trust Company, f.b.o. Zurich Scudder Investments Profit Sharing Plan, P.O. Box    315,900    67.38
 Government Securities 957, Salem, NH 03079
 Fund, Class I         Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154      142,396    30.37

Scudder Worldwide 2004 National Financial Services Corp., f.b.o. customers, 200 Liberty Street, New York, NY     878,544    12.06
 Fund                  10281
                       Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box 2052, Jersey City, NJ 07303      126,066     5.26

                                  APPENDIX 10

                  FUND SHARES OWNED BY TRUSTEES AND OFFICERS

   The following table sets forth, for each Trustee and for the Trustees and officers as a group, the amount of equity securities owned in each Fund as of December 31, 2001. For Mr. Dunaway and Mr. Edgar, the amounts shown include share equivalents of funds advised by Scudder in which they are deemed to be invested pursuant to such Fund's Deferred Compensation Plan. The information as to beneficial ownership is based on statements furnished to each Fund by each Trustee and officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power, (ii) each Trustee's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of such Fund, and (iii) as a group, the Trustees and officers of each Fund own beneficially less than 1% of the shares of such Fund.

                                                                                                                               All
                                                                                                                             Current
                                                                                                                            Trustees
Names                                                                                                                          and
of                                                                                                                          Officers
Trust-   John W.   Lewis A. Mark S. Linda C. Donald L. James R. William F.  Robert B. Shirley D. Fred B. William B. John B.    as a
ees     Ballantine Burnham  Casady  Coughlin  Dunaway   Edgar   Glavin, Jr.  Hoffman   Peterson  Renwick  Sommers   Weithers  Group
------  ---------- -------- ------- -------- --------- -------- ----------- --------- ---------- ------- ---------- -------- -------

  Fund
  ----

Scudder     0         0        0      260      661*       0         892*        0         0         0        0         0      3,598
Aggres-
sive
Growth
Fund

Scudder     0         0        0      260      2,931      0          0          0         0         0        0         0      3,191
Blue
Chip
Fund

Scudder     0         0        0       0        145       0          0          0         0         0        0         0       145
Cali-
fornia
Tax-
Free
Income
Fund

Scudder     0         0        0       0         0        0          0          0         0         0      1,454    155,548  157,002
Cash
Reserves
Fund

                                                                                                                               All
                                                                                                                             Current
                                                                                                                            Trustees
                                                                                                                               and
                                                                                                                            Officers
Names of  John W.   Lewis A.  Mark  Linda C. Donald L. James R. William F.  Robert B. Shirley D. Fred B. William B. John B.    as a
Trustees Ballantine Burnham  Casady Coughlin  Dunaway   Edgar   Glavin, Jr.  Hoffman   Peterson  Renwick  Sommers   Weithers  Group
-------- ---------- -------- ------ -------- --------- -------- ----------- --------- ---------- ------- ---------- -------- -------

  Fund
  ----
Scudder      0       11,373    0      898     18,113*   3,733        0       15,075       0         0      7,072     1,550   60,661
Dynamic
Growth
Fund

Scudder      0         0       0       0        220       0          0         0          0         0        0         0       220
Floating
Rate
Fund

Scudder      0         0       0       0        106       0          0         0          0         0      11,330      0     11,436
Florida
Tax-
Free
Income
Fund

Scudder      0         0       0       0        164       0         984*       0          0         0        0         0      1,148
Focus
Growth
Fund

Scudder      0         0       0      336     2,034*      0          0         0         813        0        0         0      3,183
Focus
Value+
Growth
Fund

Scudder      0         0       0      375     11,352*     0          0        952        754        0      1,409     1,186   19,874
Growth
Fund

Scudder      0       89,307    0       0      81,412      0          0       1,295        0         0        0         0    188,997
High-
Yield
Fund

Scudder      0         0       0       0        96        0          0         0          0         0        0         0        96
New
York
Tax-
Free
Income
Fund

Scudder      0         0       0       0        121       0          0         0          0         0        0         0       121
Research
Fund

Scudder      0         0       0       0         0        0          0         0          0         0        0         0        0
Retire-
ment
Fund--
Series
IV

Scudder      0         0       0       0         0        0          0         0          0         0        0        400      400
Retire-
ment
Fund--
Series
V

Scudder      0         0       0       0         0        0          0         0          0         0        0         0        0
Retire-
ment
Fund--
Series
VI

Scudder      0         0       0       0         0        0          0         0          0         0        0         0        0
Retire-
ment
Fund--
Series
VII

Scudder      0         0       0      121       121       0          0         0          0         0        0       1,482    1,724
S&P 500
Stock
Fund


                                                                                                                              All
                                                                                                                            Current
                                                                                                                            Trustees
Names                                                                                                                         and
of                                                                                                                          Officers
Trust-   John W.   Lewis A. Mark S. Linda C. Donald L. James R. William F.  Robert B. Shirley D. Fred B. William B. John B.   as a
ees    Ballantine Burnham  Casady  Coughlin  Dunaway   Edgar   Glavin, Jr.  Hoffman   Peterson  Renwick  Sommers   Weithers  Group
------ ---------- -------- ------- -------- --------- -------- ----------- --------- ---------- ------- ---------- -------- --------

  Fund
  ----

Scudder      0         0        0      241      241*       0          0        1,477       0         0        0         0      1,718
Stra-
tegic
Income
Fund

Scudder      0         0        0       0         0        0          0          0         0         0        0         0        0
Target
2010
Fund

Scudder      0         0        0       0         0        0          0          0         0         0        0         0        0
Target
2011
Fund

Scudder      0         0        0       0         0        0          0          0         0         0        0         0        0
Target
2012
Fund

Scudder      0       8,746    1,723    257      3,897      0        2,073*     1,243      501        0        0        366    24,335
Tech-
nology
Fund

Scudder      0         0        0       0       9,425      0          0        1,176       0         0       878       285    34,330
Total
Return
Fund

Scudder      0         0        0       0        273       0          0         606      3,061       0        0         0      3,940
U.S.
Govern-
ment
Securi-
ties
Fund

Scudder      0         0        0       0         0        0          0          0         0         0        0        371       371
World-
wide
2004
Fund

         * Shares held with joint ownership and shared investment power.

                                  APPENDIX 11

                                   OFFICERS

   The following persons are officers of each Trust noted in the table below:

                            Present Office
                           with the Trust;
                         Principal Occupation         Trust (Year First Became
      Name (age)          or Employment/(1)/              an Officer)/(2)/
      ----------       ------------------------ ------------------------------------

Mark S. Casady (41)    Trustee and President;   Scudder Aggressive Growth Fund
                       Managing Director,       (1998)
                       Scudder; formerly,       Scudder Blue Chip Fund (1998)
                       Institutional Sales      Scudder Dynamic Growth Fund
                       Manager of an            (1998)
                       unaffiliated mutual fund Scudder Floating Rate Fund (1999)
                       distributor.             Scudder Focus Value Plus Growth
                                                Fund (1998 )
                                                Scudder Growth Fund (1998)
                                                Scudder High Yield Series (1998)
                                                Scudder Investors Trust (1998)
                                                Scudder Portfolios (1998)
                                                Scudder State Tax-Free Income Series
                                                (1998)
                                                Scudder Strategic Income Fund (1998)
                                                Scudder Target Fund (1998)
                                                Scudder Technology Fund (1998)
                                                Scudder Total Return Fund (1998)
                                                Scudder U.S. Government Securities
                                                Fund (1998)

Linda C. Coughlin (50) Trustee, Vice President  Scudder Aggressive Growth Fund
                       and Chairperson;         (2001)
                       Managing Director,       Scudder Blue Chip Fund (2001)
                       Scudder.                 Scudder Dynamic Growth Fund
                                                (2001)
                                                Scudder Floating Rate Fund (2001)
                                                Scudder Focus Value Plus Growth
                                                Fund (2001)
                                                Scudder Growth Fund (2001)
                                                Scudder High Yield Series (2001)
                                                Scudder Investors Trust (2001)
                                                Scudder Portfolios (2001)
                                                Scudder State Tax-Free Income Series
                                                (2001)
                                                Scudder Strategic Income Fund (2001)
                                                Scudder Target Fund (2001)
                                                Scudder Technology Fund (2001)
                                                Scudder Total Return Fund (2001)
                                                Scudder U.S. Government Securities
                                                Fund (2001)

                            Present Office
                           with the Trust;
                         Principal Occupation         Trust (Year First Became
      Name (age)          or Employment/(1)/              an Officer)/(2)/
      ----------       ------------------------ ------------------------------------

Philip J. Collora (56) Vice President and       Scudder Aggressive Growth Fund
                       Assistant Secretary;     (1996)
                       Attorney, Senior Vice    Scudder Blue Chip Fund (1989)
                       President, Scudder.      Scudder Dynamic Growth Fund
                                                (1989)
                                                Scudder Floating Rate Fund (1999)
                                                Scudder Focus Value Plus Growth
                                                Fund (1995)
                                                Scudder Growth Fund (1989)
                                                Scudder High Yield Series (1989)
                                                Scudder Investors Trust (1998)
                                                Scudder Portfolios (1986)
                                                Scudder State Tax-Free Income Series
                                                (1989)
                                                Scudder Strategic Income Fund (1989)
                                                Scudder Target Fund (1990)
                                                Scudder Technology Fund (1989)
                                                Scudder Total Return Fund (1989)
                                                Scudder U.S. Government Securities
                                                Fund (1989)

Kathryn L. Quirk (49)  Vice President; Managing Scudder Aggressive Growth Fund
                       Director, Scudder.       (1998)
                                                Scudder Blue Chip Fund (1998)
                                                Scudder Dynamic Growth Fund
                                                (1998)
                                                Scudder Floating Rate Fund (1999)
                                                Scudder Focus Value Plus Growth
                                                Fund (1998 )
                                                Scudder Growth Fund (1998)
                                                Scudder High Yield Series (1998)
                                                Scudder Investors Trust (1998)
                                                Scudder Portfolios (1998)
                                                Scudder State Tax-Free Income Series
                                                (1998)
                                                Scudder Strategic Income Fund (1998)
                                                Scudder Target Fund (1998)
                                                Scudder Technology Fund (1998)
                                                Scudder Total Return Fund (1998)
                                                Scudder U.S. Government Securities
                                                Fund (1998)

Sewall Hodges (47)     Vice President; Managing Scudder Aggressive Growth Fund
                       Director, Scudder.       (2000)

                               Present Office
                              with the Trust;
                            Principal Occupation           Trust (Year First Became
       Name (age)            or Employment/(1)/                an Officer)/(2)/
       ----------        --------------------------- ------------------------------------

Kelly D. Babson (43)     Vice President; Managing    Scudder Floating Rate Fund (2000)
                         Director, Scudder.

Kenneth Weber (41)       Vice President; Senior      Scudder Floating Rate Fund (2001)
                         Vice President, Scudder;
                         formerly, an officer in the
                         Debt Capital Markets
                         department of an
                         unaffiliated bank.

Lois Roman (37)          Vice President; Managing    Scudder Focus Value Plus Growth
                         Director, Scudder.          Fund (2001)

Joseph DeSantis (42)     Vice President; Managing    Scudder Growth Fund (2001)
                         Director, Scudder.

Daniel J. Doyle (39)     Vice President; Senior      Scudder High Yield Series (2001)
                         Vice President , Scudder.

Harry E. Resis, Jr. (56) Vice President; Managing    Scudder High Yield Series (1993)
                         Director, Scudder.

Joanne M. Barry (41)     Vice President; Managing    Scudder Investors Trust (2001)
                         Director, Scudder.

Frank J. Rachwalski, Jr. Vice President; Managing    Scudder Portfolios (1984)
 (56)                    Director, Scudder.

Jerri I. Cohen (45)      Vice President; Managing    Scudder Portfolios (2002)
                         Director , Scudder.

Eleanor R. Brennan (37)  Vice President; Senior      Scudder State Tax-Free Income Series
                         Vice President, Scudder.    (2000)

Ashton P. Goodfield (38) Vice President; Senior      Scudder State Tax-Free Income Series
                         Vice President, Scudder.    (2000)

Philip G. Condon (51)    Vice President; Managing    Scudder State Tax-Free Income Series
                         Director, Scudder.          (2001)

Richard L. Vandenberg    Vice President; Managing    Scudder Strategic Income Fund (1997)
 (52)                    Director, Scudder;          Scudder U.S. Government Securities
                         formerly, Senior Vice       Fund (1997)
                         President and portfolio
                         manager with an
                         unaffiliated investment
                         management firm.

J. Patrick Beimford, Jr. Vice President; Managing    Scudder Strategic Income Fund (1993)
 (51)                    Director, Scudder.

Jan C. Faller (35)       Vice President; Senior      Scudder Strategic Income Fund (2001)
                         Vice President, Scudder;
                         Formerly, bond and
                         currency investment
                         manager at an
                         unaffiliated asset
                         management firm.

                            Present Office
                           with the Trust;
                         Principal Occupation         Trust (Year First Became
      Name (age)          or Employment/(1)/              an Officer)/(2)/
      ----------       ------------------------ ------------------------------------

Irene T. Cheng (47)    Vice President; Managing Scudder Target Fund (2000)
                       Director, Scudder.

Blair Treisman (34)    Vice President; Vice     Scudder Technology Fund (2001)
                       President, Scudder.

Scott E. Dolan (35)    Vice President; Senior   Scudder U.S. Government Securities
                       Vice President, Scudder. Fund (2001)

Linda J. Wondrack (37) Vice President; Managing Scudder Aggressive Growth Fund
                       Director, Scudder.       (1998)
                                                Scudder Blue Chip Fund (1998)
                                                Scudder Dynamic Growth Fund
                                                (1998)
                                                Scudder Floating Rate Fund (1999)
                                                Scudder Focus Value Plus Growth
                                                Fund (1998)
                                                Scudder Growth Fund (1998)
                                                Scudder High Yield Series (1998)
                                                Scudder Investors Trust (1998)
                                                Scudder Portfolios (1998)
                                                Scudder State Tax-Free Income Series
                                                (1998)
                                                Scudder Strategic Income Fund (1998)
                                                Scudder Target Fund (1998)
                                                Scudder Technology Fund (1998)
                                                Scudder Total Return Fund (1998)
                                                Scudder U.S. Government Securities
                                                Fund (1998)

Gary French (50)       Treasurer; Managing      Scudder Aggressive Growth Fund
                       Director, Scudder.       (2002)
                                                Scudder Blue Chip Fund (2002)
                                                Scudder Dynamic Growth Fund
                                                (2002)
                                                Scudder Floating Rate Fund (2002)
                                                Scudder Focus Value Plus Growth
                                                Fund (2002)
                                                Scudder Growth Fund (2002)
                                                Scudder High Yield Series (2002)
                                                Scudder Investors Trust (2002)
                                                Scudder Portfolios (2002)
                                                Scudder State Tax-Free Income Series
                                                (2002)
                                                Scudder Strategic Income Fund (2002)
                                                Scudder Target Fund (2002)
                                                Scudder Technology Fund (2002)
                                                Scudder Total Return Fund (2002)
                                                Scudder U.S. Government Securities
                                                Fund (2002)

                        Present Office
                       with the Trust;
                     Principal Occupation        Trust (Year First Became
    Name (age)        or Employment/(1)/             an Officer)/(2)/
    ----------      ---------------------- ------------------------------------

John R. Hebble (43) Assistant Treasurer;   Scudder Aggressive Growth Fund
                    Senior Vice President, (1998)
                    Scudder.               Scudder Blue Chip Fund (1998)
                                           Scudder Dynamic Growth Fund
                                           (1998)
                                           Scudder Floating Rate Fund (1999)
                                           Scudder Focus Value Plus Growth
                                           Fund (1998)
                                           Scudder Growth Fund (1998)
                                           Scudder High Yield Series (1998)
                                           Scudder Investors Trust (1998)
                                           Scudder Portfolios (1998)
                                           Scudder State Tax-Free Income Series
                                           (1998)
                                           Scudder Strategic Income Fund (1998)
                                           Scudder Target Fund (1998)
                                           Scudder Technology Fund (1998)
                                           Scudder Total Return Fund (1998)
                                           Scudder U.S. Government Securities
                                           Fund (1998)

Brenda Lyons (38)   Assistant Treasurer;   Scudder Aggressive Growth Fund
                    Senior Vice President, (1998)
                    Scudder.               Scudder Blue Chip Fund (1998)
                                           Scudder Dynamic Growth Fund
                                           (1998)
                                           Scudder Floating Rate Fund (1999)
                                           Scudder Focus Value Plus Growth
                                           Fund (1998)
                                           Scudder Growth Fund (1998)
                                           Scudder High Yield Series (1998)
                                           Scudder Investors Trust (1998)
                                           Scudder Portfolios (1998)
                                           Scudder State Tax-Free Income Series
                                           (1998)
                                           Scudder Strategic Income Fund (1998)
                                           Scudder Target Fund (1998)
                                           Scudder Technology Fund (1998)
                                           Scudder Total Return Fund (1998)
                                           Scudder U.S. Government Securities
                                           Fund (1998)

                         Present Office
                        with the Trust;
                      Principal Occupation          Trust (Year First Became
    Name (age)         or Employment/(1)/               an Officer)/(2)/
    ----------     -------------------------- ------------------------------------

Thomas Lally (34)  Assistant Treasurer;       Scudder Aggressive Growth Fund
                   Senior Vice President,     (2001)
                   Scudder.                   Scudder Blue Chip Fund (2001)
                                              Scudder Dynamic Growth Fund
                                              (2001)
                                              Scudder Floating Rate Fund (2001)
                                              Scudder Focus Value Plus Growth
                                              Fund (2001)
                                              Scudder Growth Fund (2001)
                                              Scudder High Yield Series (2001)
                                              Scudder Investors Trust (2001)
                                              Scudder Portfolios (2001)
                                              Scudder State Tax-Free Income Series
                                              (2001)
                                              Scudder Strategic Income Fund (2001)
                                              Scudder Target Fund (2001)
                                              Scudder Technology Fund (2001)
                                              Scudder Total Return Fund (2001)
                                              Scudder U.S. Government Securities
                                              Fund (2001)

John Millette (39) Secretary; Vice President, Scudder Aggressive Growth Fund
                   Scudder.                   (2001)
                                              Scudder Blue Chip Fund (2001)
                                              Scudder Dynamic Growth Fund
                                              (2001)
                                              Scudder Floating Rate Fund (2001)
                                              Scudder Focus Value Plus Growth
                                              Fund (2001)
                                              Scudder Growth Fund (2001)
                                              Scudder High Yield Series (2001)
                                              Scudder Investors Trust (2001)
                                              Scudder Portfolios (2001)
                                              Scudder State Tax-Free Income Series
                                              (2001)
                                              Scudder Strategic Income Fund (2001)
                                              Scudder Target Fund (2001)
                                              Scudder Technology Fund (2001)
                                              Scudder Total Return Fund (2001)
                                              Scudder U.S. Government Securities
                                              Fund (2001)

                           Present Office
                          with the Trust;
                        Principal Occupation         Trust (Year First Became
     Name (age)          or Employment/(1)/              an Officer)/(2)/
     ----------       ------------------------ ------------------------------------

Caroline Pearson (39) Assistant Secretary;     Scudder Aggressive Growth Fund
                      Managing Director,       (1998)
                      Scudder; formerly,       Scudder Blue Chip Fund (1998)
                      Associate, Dechert Price Scudder Dynamic Growth Fund
                      & Rhoads (law firm)      (1998)
                      1989 to 1997.            Scudder Floating Rate Fund (1999)
                                               Scudder Focus Value Plus Growth
                                               Fund (1998)
                                               Scudder Growth Fund (1998)
                                               Scudder High Yield Series (1998)
                                               Scudder Investors Trust (1998)
                                               Scudder Portfolios (1998)
                                               Scudder State Tax-Free Income Series
                                               (1998)
                                               Scudder Strategic Income Fund (1998)
                                               Scudder Target Fund (1998)
                                               Scudder Technology Fund (1998)
                                               Scudder Total Return Fund (1998)
                                               Scudder U.S. Government Securities
                                               Fund (1998)

--------
(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.
(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the applicable Trusts.

Q&A continued

--------------------------------------------------------------------------------

The terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

Q Will the investment management fee rate be the same upon approval of the new investment management agreement?

A Yes, the investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect, except that the rate paid by Scudder S&P 500 Stock Fund will be lower following the Transaction.

Q How does my Fund's Board recommend that I vote?

A After careful consideration, the members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" in Proposal 1.

Q Will my Fund pay for the proxy solicitation and legal costs associated with this Transaction?

A No, neither you nor your Fund will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.


--------------------------------------------------------------------------------

Q&A continued

--------------------------------------------------------------------------------

Q How can I vote my shares?

A You may choose from one of the following options as described in more detail on the proxy card(s):

  . by mail, using the enclosed proxy card(s) and return envelope;

  . by telephone, using the toll free number on your proxy card(s);

  . through the Internet, using the website address on your proxy card(s); or

  . in person at the shareholder meeting.

Q What should I do if I receive more than one proxy card?

A Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder Communications, your Fund's information agent, at (866) 515-0333.


--------------------------------------------------------------------------------
                                                                LTF CHI Mega #3

             SCUDDER
           INVESTMENTS

PO Box 219151, Kansas City, MO 64121-9151

*** CONTROL NUMBER: 999 999 999 999 99  ***

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

Fast, convenient, easy and generally available 24 hours a day!

     VOTE BY TELEPHONE                              VOTE ON THE INTERNET

1. Read the Proxy Statement and have this      1. Read the Proxy Statement and have this
   card on hand                                   card on hand
2. Call toll-free 1-888-221-0697               2. Go to www.proxyweb.com/Scudder
3. Enter the control number shown to the       3. Enter the control number shown to the
   left and follow the simple instructions        left and follow the simple instructions
4. Keep this card for your records             4. Keep this card for your records



FUND NAME PRINTS HERE
                                Special Meeting of Shareholders - March 28, 2002

I hereby appoint Philip J. Collora, John Millette, Caroline Pearson and Kathryn
L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

Dated                                   , 2002
      ----------------------------------


------------------------------
Signature(s) of Shareholder(s)

Please sign exactly as your name or names appear. When ORIGI2-05KD2 signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.



LABEL BELOW FOR MIS USE ONLY!
ZURICH SCUDDER
NANCY (SKLTFCHI)
REVIEW#1 2-05-02 KD
REVIEW#2 2-06-02 KD
REVIEW#3 2-06-02 KD
REVISION #1 2-07-02 KD
REVISION #2 2-08-02 KD
REVIEW#4 2-08-02 KD
REVISION #3 2-09-02 KD
REVIEW#5 2-11-02 KD


Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
YOUR VOTE IS IMPORTANT!

TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of your Fund's Board. The Board of each Fund recommends that shareholders vote FOR all Proposals.

PROPOSAL 1
----------
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.

                    FOR      AGAINST      ABSTAIN

                    [ ]        [ ]          [ ]

PROPOSAL 2
----------
(For shareholders of Scudder Focus Value+Growth Fund only) to approve a new sub-advisory agreement between the Fund's investment manager and Jennison Associates LLC.

                    FOR      AGAINST      ABSTAIN

                    [ ]        [ ]          [ ]

PROPOSAL 3
----------
(For shareholders of Scudder Focus Value+Growth Fund only) to approve a new sub-advisory agreement between the Fund's investment manager and Dreman Value Management, L.L.C.

                    FOR      AGAINST      ABSTAIN

                    [ ]        [ ]          [ ]

PROPOSAL 4
----------
(For shareholders of Scudder Strategic Income Fund and Scudder Worldwide 2004 Fund only) to approve a new sub-advisory agreement for each Fund between the Fund's investment manager and Deutsche Asset Management Investment Services Limited.

                    FOR      AGAINST      ABSTAIN

                    [ ]        [ ]          [ ]

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE